Exhibit 10.12

GUARANTEE AND COLLATERAL AGREEMENT
dated as of
November 4, 2011,
among
BZ INTERMEDIATE HOLDINGS LLC,
BOISE PAPER HOLDINGS, L.L.C.,
THE OTHER SUBSIDIARY LOAN PARTIES PARTY HERETO

and
JPMORGAN CHASE BANK, N.A.,
as Administrative Agent

TABLE OF CONTENTS

ARTICLE I
Definitions

SECTION 1.01.	Defined Terms	1
SECTION 1.02.	Other Defined Terms	1
ARTICLE II
Guarantee
ARTICLE III
Pledge of Securities
ARTICLE IV
Security Interests in Personal Property

i

ARTICLE V
Remedies

SECTION 5.01.	Remedies Upon Default	24
SECTION 5.02.	Application of Proceeds	26
SECTION 5.03.	Grant of License to Use Intellectual Property	26
SECTION 5.04.	Securities Act	27
ARTICLE VI
Indemnity, Subrogation and Subordination

SECTION 6.01.	Indemnity and Subrogation	28
SECTION 6.02.	Contribution and Subrogation	28
SECTION 6.03.	Subordination	28
ARTICLE VII
Miscellaneous

ii

Schedules

Schedule I	Subsidiary Loan Parties
Schedule II	Pledged Equity Interests; Pledged Debt Securities
Schedule IIA	Excluded Equity Interests
Schedule III	Intellectual Property
Schedule IV	Commercial Tort Claims
Schedule V	Timber to be Cut
Exhibits

Exhibit I	Form of Supplement
Exhibit II	Form of Patent and Trademark Security Agreement
Exhibit III	Form of Copyright Security Agreement

iii

GUARANTEE AND COLLATERAL AGREEMENT dated as of November 4, 2011 (this “Agreement”), among BZ Intermediate Holdings LLC, Boise Paper Holdings, L.L.C., the Subsidiary Loan Parties from time to time party hereto and JPMorgan Chase Bank, N.A. (“JPMCB”), as Administrative Agent.

Reference is made to the Credit Agreement dated as of November 4, 2011 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among BZ Intermediate Holdings LLC, a Delaware limited liability company (“Holdings”), Boise Paper Holdings, L.L.C., a Delaware limited liability company (the “Borrower”), the Lenders from time to time party thereto and JPMCB, as Administrative Agent. The Lenders and the Issuing Banks have agreed to extend credit to the Borrower subject to the terms and conditions set forth in the Credit Agreement. The obligations of the Lenders and the Issuing Banks to extend such credit are conditioned upon, among other things, the execution and delivery of this Agreement. Holdings and the Subsidiary Loan Parties (other than the Borrower) are Affiliates of the Borrower, will derive substantial benefits from the extension of credit to the Borrower pursuant to the Credit Agreement and are willing to execute and deliver this Agreement in order to induce the Lenders and the Issuing Banks to extend such credit. Accordingly, the parties hereto agree as follows:

ARTICLE I

Definitions

SECTION 1.01. Defined Terms. (a) Each capitalized term used but not defined herein shall have the meaning specified in the Credit Agreement, provided that each term defined in the New York UCC (as defined herein) and not defined in this Agreement shall have the meaning specified therein. The term “instrument” shall have the meaning specified in Article 9 of the New York UCC.

(b) The rules of construction specified in Section 1.03 of the Credit Agreement also apply to this Agreement, mutatis mutandis.

SECTION 1.02. Other Defined Terms. As used in this Agreement, the following terms have the meanings specified below:

“Account Debtor” means any Person that is obligated to any Grantor under, with respect to or on account of an Account.

“Agreement” has the meaning set forth in the preamble hereto.

“Article 9 Collateral” has the meaning set forth in Section 4.01.

“Borrower” has the meaning set forth in the recitals hereto.

“Cash Management Services” means treasury management services (including controlled disbursements, zero balance arrangements, cash sweeps, automated clearinghouse transactions, return items, overdrafts, temporary advances, purchasing cards, stored value cards, credit card services, interest and fees and interstate depository network services) provided to Holdings, the Borrower or any other Subsidiary.

“Collateral” means Article 9 Collateral and Pledged Collateral.

“Contributing Party” has the meaning set forth in Section 6.02.

“Copyright License” means any written agreement granting to any Person any right under any Copyright, and all rights of any such Person under any such agreement.

“Copyrights” means (a) all copyright rights in any work subject to the copyright laws of the United States of America or any other country, whether as author, assignee, transferee or otherwise, and (b) all registrations thereof, and all registration applications filed in connection therewith, including registrations and applications in the United States Copyright Office or any similar office in any other country, including, in the case of any Grantor, any of the foregoing set forth next to its name on Schedule III.

“Credit Agreement” has the meaning set forth in the recitals hereto.

“Excluded Asset” means that portion of the following property that is adequately described for purposes of Sections 9-108 and 9-203 of the New York UCC (but Excluded Assets shall not include any portion of the following property not adequately identified for purposes of Sections 9-108 and 9-203 of the New York UCC): (a) the Excluded Equity Interests; (b) any lease, license, contract or agreement to which a Grantor is a party or any of its rights or interests thereunder if, to the extent and for so long as the grant of the Security Interest would constitute or result in the abandonment, invalidation, voiding or unenforceability of any right, title or interest of such Grantor in, or a breach or termination pursuant to the terms of, or a default under, or give any third party the right to terminate its obligations under, or cause the forfeiture or require the transfer of any property subject to, any such lease, license, contract or agreement (other than to the extent that any such term would be rendered ineffective pursuant to Sections 9-406, 9-407, 9-408 or 9-409 of the New York UCC or any other applicable law or principles of equity); provided that, to the extent severable, any portion of such lease, license, contract or agreement that does not result in any of the consequences specified above, including any Proceeds of such lease, license, contract or agreement, shall not constitute an Excluded Asset; (c) any assets if, to the extent and for so long as the Security Interest may not be granted in such assets as a matter of applicable law; (d) motor vehicles and other assets subject to certificates of title, except to the extent perfection of the Security Interest therein may be accomplished by filing of financing statements in appropriate form in the applicable jurisdiction under the Uniform Commercial Code of such jurisdiction; (e) fixed or capital assets subject to Liens as permitted under Section 6.02(a)(v) of the Credit Agreement and cash deposited or pledged to secure letter of credit reimbursement obligations as permitted under the Credit

Agreement (other than any such obligations arising under the Credit Agreement), in each case, if, to the extent and for so long as the grant of the Security Interest on such fixed or capital assets or such cash would constitute or result in a breach of, or a default under, the definitive documentation creating such Liens or pursuant to which such letter of credit reimbursement obligations arose; (f) any Trademark application filed on the basis of a Grantor's “intent to use” such mark for which a statement of use has not been filed with the United States Patent and Trademark Office, but only to the extent that the grant of the Security Interest would invalidate such Trademark application or resulting registration; (g) the Excluded Deposit Accounts and (h) the Excluded Securities Accounts.

“Excluded Equity Interests” has the meaning set forth in Section 3.01.

“Federal Securities Laws” has the meaning set forth in Section 5.04.

“Grantors” means Holdings, the Borrower and each other Subsidiary Loan Party (including, for the avoidance of doubt, in any event any entity listed on Schedule I).

“Guarantors” means Holdings, the Borrower (except with regard to the obligations of the Borrower) and each other Subsidiary Loan Party.

“Holdings” has the meaning set forth in the recitals hereto.

“Intellectual Property” means all intellectual and similar intangible property of every kind and nature, including proprietary inventions and designs, Patents, Copyrights, Trademarks, trade secrets, domain names, proprietary technical and business information, know‑how, show‑how or other proprietary data or information, software and databases.

“IP Security Agreements” has the meaning set forth in Section 4.02(b).

“License” means any Patent License, Trademark License, Copyright License or other written license or sublicense agreement to which any Grantor is a party, granting to any Person any right under any Intellectual Property, including, in the case of any Grantor, any of the foregoing set forth next to its name on Schedule III.

“Loan Document Obligations” means (a) the due and punctual payment by the Borrower of (i) the principal of and interest (including interest accruing during the pendency of any bankruptcy, insolvency, receivership or other similar proceeding, regardless of whether allowed or allowable in such proceeding) on the Loans, when and as due, whether at maturity, by acceleration, upon one or more dates set for prepayment or otherwise, (ii) each payment required to be made by the Borrower under the Credit Agreement in respect of any Letter of Credit, when and as due, including payments in respect of reimbursement of disbursements, interest thereon and obligations to provide cash collateral, and (iii) all other monetary obligations of the Borrower under the Credit Agreement and each of the other Loan Documents, including obligations to pay fees, expense reimbursement obligations and indemnification obligations, whether primary, secondary, direct, contingent, fixed or otherwise (including monetary obligations incurred during the pendency of any bankruptcy, insolvency, receivership or other similar proceeding, regardless of whether allowed or allowable in such proceeding), (b) the due and punctual performance of all other obligations of the Borrower under or pursuant to the Credit Agreement and each of the other Loan Documents, and (c) the due and punctual payment and performance of all the obligations of each other Loan Party under or pursuant to this Agreement and each of the other Loan Documents (including monetary obligations incurred during the pendency of any bankruptcy, insolvency, receivership or other similar proceeding, regardless of whether allowed or allowable in such proceeding).

“New York UCC” means the Uniform Commercial Code as from time to time in effect in the State of New York.

“Patent License” means any written agreement granting to any Person any right to make, use or sell any invention under a Patent in existence, and all rights of any such Person under any such agreement.

“Patents” means: (a) all letters patent of the United States of America or the equivalent thereof in any other country, all registrations thereof and all applications for letters patent of the United States of America or the equivalent thereof in any other country, including registrations and pending applications in the United States Patent and Trademark Office or any similar offices in any other country, including, in the case of any Grantor, any of the foregoing set forth next to its name on Schedule III, and (b) all reissues, continuations, divisions, continuations-in-part, renewals or extensions thereof, and the inventions disclosed or claimed therein, including the right to make, use and/or sell the inventions disclosed or claimed therein.

“Perfection Certificate” means the Perfection Certificate dated the Effective Date delivered by Holdings and the Borrower to the Administrative Agent pursuant to Section 4.01(f) of the Credit Agreement.

“Pledged Collateral” has the meaning set forth in Section 3.01.

“Pledged Debt Securities” has the meaning set forth in Section 3.01.

“Pledged Equity Interests” has the meaning set forth in Section 3.01.

“Pledged Securities” means any promissory notes, stock certificates, unit certificates, limited or unlimited liability membership certificates or other certificated securities now or hereafter included in the Pledged Collateral, including all certificates, instruments or other documents representing or evidencing any Pledged Collateral.

“Secured Cash Management Obligations” means the due and punctual payment and performance of any and all obligations of Holdings, the Borrower and each other Subsidiary (whether absolute or contingent and however and whenever created, arising, evidenced or acquired (including all renewals, extensions and modifications thereof and substitutions therefor)) arising in respect of Cash Management Services that (a) are owed to the Administrative Agent, any Arranger or an Affiliate of any of the foregoing, or to any Person that, at the time such obligations were incurred, was the

Administrative Agent, an Arranger or an Affiliate of any of the foregoing, (b) are owed on the Effective Date to a Person that is a Lender or an Affiliate of a Lender as of the Effective Date or (c) are owed to a Person that is a Lender or an Affiliate of a Lender at the time such obligations are incurred.

“Secured Hedge Obligations” means the due and punctual payment and performance of any and all obligations of Holdings, the Borrower and each other Subsidiary arising under each Hedging Agreement that (a) is with a counterparty that is the Administrative Agent, any Arranger or an Affiliate of any of the foregoing, or any Person that, at the time such Hedging Agreement was entered into, was the Administrative Agent, an Arranger or an Affiliate of any of the foregoing, (b) is in effect on the Effective Date with a counterparty that is a Lender or an Affiliate of a Lender as of the Effective Date or (c) is entered into after the Effective Date with a counterparty that is a Lender or an Affiliate of a Lender at the time such Hedging Agreement is entered into.

“Secured Obligations” means (a) all the Loan Document Obligations, (b) all the Secured Cash Management Obligations and (c) all the Secured Hedge Obligations.

“Secured Parties” means (a) the Lenders, (b) the Administrative Agent and the Arrangers, (c) each Issuing Bank, (d) each provider of Cash Management Services the obligations under which constitute Secured Cash Management Obligations, (e) each counterparty to any Hedging Agreement the obligations under which constitute Secured Hedge Obligations, (f) the beneficiaries of each indemnification obligation undertaken by any Loan Party under any Loan Document and (g) the successors and assigns of each of the foregoing.

“Security Interest” has the meaning set forth in Section 4.01(a).

“Subsidiary Loan Parties” means (a) the Subsidiaries identified on Schedule I (including the Borrower) and (b) each other Subsidiary that becomes a party to this Agreement after the Effective Date.

“Supplement” means an instrument in the form of Exhibit I hereto, or any other form approved by the Administrative Agent.

“Trademark License” means any written agreement granting to any Person any right to use any Trademark and all rights of any such Person under any such agreement.

“Trademarks” means: (a) all trademarks, service marks, trade names, corporate names, company names, business names, fictitious business names, trade styles, trade dress, logos and other source or business identifiers, designs and general intangibles of like nature, all registrations thereof, and all registration applications filed in connection therewith, including registrations and applications in the United States Patent and Trademark Office or any similar offices in any other country or any political subdivision thereof, and all extensions or renewals thereof, including, in the case of any Grantor, any of the foregoing set forth next to its name on Schedule III and (b) all goodwill associated therewith or symbolized thereby, including any rights or interests that reflect or embody such goodwill.

ARTICLE II

Guarantee

SECTION 2.01. Guarantee. Each Guarantor irrevocably and unconditionally guarantees to each of the Secured Parties, jointly with the other Guarantors and severally, as a primary obligor and not merely as a surety, the due and punctual payment and performance of the Secured Obligations. Each Guarantor further agrees that the Secured Obligations may be extended or renewed, in whole or in part, or amended or modified, without notice to or further assent from it, and that it will remain bound upon its guarantee hereunder notwithstanding any extension, renewal, amendment or modification of any Secured Obligation. Each Guarantor waives presentment to, demand of payment from and protest to the Borrower or any other Loan Party of any of the Secured Obligations, and also waives notice of acceptance of its guarantee hereunder and notice of protest for nonpayment.

SECTION 2.02. Guarantee of Payment; Continuing Guarantee. Each Guarantor further agrees that its guarantee hereunder constitutes a guarantee of payment when due (whether or not any bankruptcy, insolvency, receivership or similar proceeding shall have stayed the accrual or collection of any of the Secured Obligations or operated as a discharge thereof) and not merely of collection, and waives any right to require that any resort be had by the Administrative Agent or any other Secured Party to any security held for the payment of the Secured Obligations or to any balance of any deposit account or credit on the books of the Administrative Agent or any other Secured Party in favor of the Borrower, any other Loan Party or any other Person. Each Guarantor agrees that its guarantee hereunder is continuing in nature and applies to all Secured Obligations, whether currently existing or hereafter incurred.

SECTION 2.03. No Limitations. (a) Except for termination of a Guarantor's obligations hereunder as expressly provided in Section 7.12, the obligations of each Guarantor hereunder shall not be subject to any reduction, limitation, impairment or termination for any reason, including any claim of waiver, release, surrender, alteration or compromise, and shall not be subject to any defense or set-off, counterclaim, recoupment or termination whatsoever by reason of the invalidity, illegality or unenforceability of the Secured Obligations, any impossibility in the performance of the Secured Obligations, or otherwise. Without limiting the generality of the foregoing, except for the termination or release of its obligations hereunder as expressly provided in Section 7.12, the obligations of each Guarantor hereunder shall not be discharged or impaired or otherwise affected by (i) the failure of the Administrative Agent or any other Secured Party to assert any claim or demand or to enforce any right or remedy under the provisions of any Loan Document or otherwise; (ii) any rescission, waiver, amendment or modification of, or any release from any of the terms or provisions of, any Loan Document or any other agreement, including with respect to any other Guarantor under this Agreement; (iii) the release of any security held by the Administrative Agent or any other Secured Party for any of the Secured Obligations; (iv) any default, failure or delay, wilful or otherwise, in the performance of any of the Secured Obligations; or (v) any other act or omission that may or might in any manner or to any extent vary the risk of any Guarantor or otherwise operate as a discharge of any Guarantor as a matter of law or equity (other than the payment in full in cash of all the Secured Obligations). Each Guarantor expressly authorizes the Secured Parties to take and hold security for the payment and performance of the Secured Obligations, to exchange, waive or release any or all such security (with or without consideration), to enforce or apply such security and direct the order and manner of any sale thereof in their sole discretion or to release or substitute any one or more other guarantors or obligors upon or in respect of the Secured Obligations, all without affecting the obligations of any Guarantor hereunder.

(b) To the fullest extent permitted by applicable law, each Guarantor waives any defense based on or arising out of any defense of the Borrower or any other Loan Party or the unenforceability of the Secured Obligations or any part thereof from any cause, or the cessation from any cause of the liability of the Borrower or any other Loan Party, other than the payment in full in cash of all the Secured Obligations. The Administrative Agent and the other Secured Parties may, at their election, foreclose on any security held by one or more of them by one or more judicial or nonjudicial sales, accept an assignment of any such security in lieu of foreclosure, compromise or adjust any part of the Secured Obligations, make any other accommodation with the Borrower or any other Loan Party or exercise any other right or remedy available to them against the Borrower or any other Loan Party, without affecting or impairing in any way the liability of any Guarantor hereunder except to the extent the Secured Obligations have been paid in full in cash. To the fullest extent permitted by applicable law, each Guarantor waives any defense arising out of any such election even though such election operates, pursuant to applicable law, to impair or to extinguish any right of reimbursement or subrogation or other right or remedy of such Guarantor against the Borrower or any other Loan Party, as the case may be, or any security.

SECTION 2.04. Reinstatement. Each Guarantor agrees that its guarantee hereunder shall continue to be effective or be reinstated, as the case may be, if at any time payment, or any part thereof, of any Secured Obligation is rescinded or must otherwise be restored by the Administrative Agent or any other Secured Party upon the bankruptcy or reorganization of the Borrower, any other Loan Party or otherwise.

SECTION 2.05. Agreement to Pay; Subrogation. In furtherance of the foregoing and not in limitation of any other right that the Administrative Agent or any other Secured Party has at law or in equity against any Guarantor by virtue hereof, upon the failure of the Borrower or any other Loan Party to pay any Secured Obligation when and as the same shall become due, whether at maturity, by acceleration, after notice of prepayment or otherwise, each Guarantor hereby promises to and will forthwith pay, or cause to be paid, to the Administrative Agent for distribution to the applicable Secured Parties in cash the amount of such unpaid Secured Obligation. Upon payment by any Guarantor of any sums to the Administrative Agent as provided above, all rights of such Guarantor against the Borrower or any other Loan Party arising as a result thereof by way of right of subrogation, contribution, reimbursement, indemnity or otherwise shall in all respects be subject to Article VI.

SECTION 2.06. Information. Each Guarantor (a) assumes all responsibility for being and keeping itself informed of the Borrower's and each other Loan Party's financial condition and assets, and of all other circumstances bearing upon the risk of nonpayment of the Secured Obligations and the nature, scope and extent of the risks that such Guarantor assumes and incurs hereunder, and (b) agrees that none of the Administrative Agent or the other Secured Parties will have any duty to advise such Guarantor of information known to it or any of them regarding such circumstances or risks.

ARTICLE III

Pledge of Securities

SECTION 3.01. Pledge. As security for the payment or performance, as the case may be, in full of the Secured Obligations, each Grantor hereby assigns and pledges to the Administrative Agent, its successors and assigns, for the benefit of the Secured Parties, and hereby grants to the Administrative Agent, its successors and assigns, for the benefit of the Secured Parties, a security interest in all of such Grantor's right, title and interest in, to and under (a)(i) all shares of capital stock and other Equity Interests now owned or at any time hereafter acquired by such Grantor, including those set forth opposite the name of such Grantor on Schedule II, and (ii) all certificates and any other instruments representing all such Equity Interests (collectively, the “Pledged Equity Interests”), provided that the Pledged Equity Interests shall not include (A) more than 65% of the issued and outstanding voting Equity Interests of any CFC; (B) Equity Interests in any Person that is not a Subsidiary, to the extent such assignment, pledge and grant requires, pursuant to the constituent documents of such Person or any related joint venture, shareholder or like agreement binding on any shareholder, partner or member of such Person or on any Loan Party, the consent of any governing body, shareholder, partner or member of such Person, or the consent of any other Person (in each case other than of Holdings or any of its Affiliates) and such consent shall not have been obtained; (C) the Equity Interests in any CFC to the extent the grant of any security interest therein would require the approval of any Governmental Authority; provided that each Grantor hereby agrees to use its commercially reasonable efforts to obtain any such requisite approval; or (D) the shares of capital stock and limited liability company interests and other Equity Interests identified in Schedule IIA (the Equity Interests so excluded under clauses (A) through (D) above being collectively referred to herein as the “Excluded Equity Interests”); provided further that, in any event, the term Excluded Equity Interests shall not include the shares of capital stock and limited liability company interests and other Equity Interests identified on Schedule II; (b)(i) the debt securities now owned or at any time hereafter acquired by such Grantor, including those listed opposite the name of such Grantor on Schedule II, and (ii) the promissory notes and any other instruments evidencing all such debt securities (collectively, the “Pledged Debt Securities”); (c) subject to Section 3.06, all payments of principal or interest, dividends, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of, in exchange for or upon the conversion of, and all other Proceeds received in respect of, the securities referred to in clauses (a) and (b) above; (d) subject to Section 3.06, all rights and privileges of such Grantor with respect to the securities and other property referred to in clauses (a), (b) and (c) above; and (e) all Proceeds of any of the foregoing (the items referred to in clauses (a) through (e) above being collectively referred to as the “Pledged Collateral”).

SECTION 3.02. Delivery of the Pledged Collateral. (a) Each Grantor agrees to deliver or cause to be delivered to the Administrative Agent any and all Pledged Securities (other than promissory notes and other evidences of Indebtedness in a principal amount of less than $100,000 in respect of Indebtedness among Holdings and the Subsidiaries and $2,000,000 in respect of Indebtedness owed by third parties) (i) on the date hereof, in the case of any such Pledged Securities owned by such Grantor on the date hereof, and (ii) promptly after the acquisition thereof (and, in any event, as required under the Credit Agreement), in the case of any such Pledged Securities acquired by such Grantor after the date hereof.

(b) Each Grantor will cause (i) all Indebtedness for borrowed money owed to such Grantor by Holdings, the Borrower or any other Subsidiary and (ii) all Indebtedness for borrowed money in a principal amount of $2,000,000 or more owed to such Grantor by any other Person to be evidenced by a duly executed promissory note that is delivered to the Administrative Agent (i) on the date hereof, in the case of any such promissory note existing on the date hereof, and (ii) promptly after the acquisition thereof (and, in any event, as required under the Credit Agreement), in the case of any such promissory note acquired by such Grantor after the date hereof.

(c) Upon delivery to the Administrative Agent, (i) any Pledged Securities shall be accompanied by undated stock powers duly executed by the applicable Grantor in blank or other undated instruments of transfer reasonably satisfactory to the Administrative Agent and by such other instruments and documents as the Administrative Agent may reasonably request and (ii) all other property comprising part of the Pledged Collateral shall be accompanied by undated proper instruments of assignment duly executed by the applicable Grantor in blank and such other instruments and documents as the Administrative Agent may reasonably request. Each delivery of Pledged Securities after the date hereof shall be accompanied by a schedule describing such Pledged Securities, provided that failure to attach any such schedule hereto shall not affect the validity of the pledge of any Pledged Securities.

SECTION 3.03. Representations and Warranties. Each Grantor represents and warrants to the Administrative Agent, for the benefit of the Secured Parties, that:

(a) Schedule II sets forth, as of the Effective Date, a true and complete list, with respect to such Grantor, of (i) all the Pledged Equity Interests owned by such Grantor and (with regard only to Pledged Equity Interests in any Subsidiary) the percentage of the issued and outstanding units of each class of the Equity Interests of the issuer thereof represented by the Pledged Equity Interests owned by such

Grantor and (ii) all the Pledged Debt Securities (other than promissory notes and other evidences of Indebtedness in a principal amount of less than $100,000) owned by such Grantor;

(b) the Pledged Equity Interests and Pledged Debt Securities held by such Guarantor have been duly and validly authorized and issued by the issuers thereof and (i) in the case of Pledged Equity Interests, are fully paid and nonassessable and (ii) in the case of Pledged Debt Securities, are legal, valid and binding obligations of the issuers thereof, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors' rights generally and to general principles of equity, regardless of whether considered in a proceeding in equity or at law; provided that the foregoing representations, insofar as they relate to the Pledged Debt Securities issued by a Person other than Holdings, the Borrower or any other Subsidiary, are made to the knowledge of the Grantors as of the Effective Date;

(c) except for restrictions and limitations imposed by the Loan Documents or securities laws generally, except pursuant to transactions permitted by, and Liens permitted under, the Credit Agreement, and, in the case of clause (ii), except for limitations existing as of the Effective Date or the date of acquisition or organization thereof in the articles or certificate of incorporation, bylaws or other organizational documents of any Subsidiary, (i) the Pledged Collateral of such Grantor issued by any Subsidiary is and will continue to be freely transferable and assignable, and (ii) none of the Pledged Collateral of such Grantor issued by any Subsidiary is or will be subject to any option, right of first refusal, shareholders agreement, charter or by-law provisions or contractual restriction of any nature that might prohibit, impair, delay or otherwise affect the pledge of such Pledged Collateral hereunder, the sale or disposition thereof pursuant hereto or the exercise by the Administrative Agent of rights and remedies hereunder;

(d) such Grantor has the power and authority to pledge the Pledged Collateral pledged by it hereunder in the manner hereby done or contemplated;

(e) no consent or approval of any Governmental Authority, any securities exchange or any other Person is or will be required for the validity of the pledge of the Pledged Collateral effected hereby (other than such as have been obtained and are in full force and effect);

(f) subject to applicable local law in the case of Equity Interests in any CFC, by virtue of the execution and delivery by such Grantor of this Agreement, when any Pledged Securities of such Grantor are delivered to the Administrative Agent in accordance with this Agreement, and when appropriate Uniform Commercial Code financing statements with respect to such Grantor have been filed with the appropriate filing office, the Administrative Agent will obtain a legal, valid and perfected first priority lien upon and security interest in such Pledged Securities as security for the payment and performance of the Secured Obligations.

SECTION 3.04. Certification of Limited Liability Company and Limited Partnership Interests. Each Grantor acknowledges and agrees that (a) to the extent each interest in any limited liability company or limited partnership controlled now or in the future by such Grantor and pledged hereunder is a “security” within the meaning of Article 8 of the New York UCC, such interest shall be certificated and (b) such interest shall at all times hereafter continue to be such a security and represented by such certificate. Each Grantor further acknowledges and agrees that with respect to any interest in any limited liability company or limited partnership controlled now or in the future by such Grantor and pledged hereunder that is not a “security” within the meaning of Article 8 of the New York UCC, such Grantor shall at no time elect to treat any such interest as a “security” within the meaning of Article 8 of the New York UCC, nor shall such interest be represented by a certificate, unless such Grantor provides prior written notification to the Administrative Agent of such election and such interest is thereafter represented by a certificate that is promptly delivered to the Administrative Agent pursuant to the terms hereof.

SECTION 3.05. Registration in Nominee Name; Denominations. The Administrative Agent, on behalf of the Secured Parties, shall have the right (in its sole and absolute discretion) to hold the Pledged Securities in the name of the applicable Grantor, endorsed or assigned in blank or in favor of the Administrative Agent or, if an Event of Default shall have occurred and be continuing, in its own name as pledgee or in the name of its nominee (as pledgee or as sub-agent). Each Grantor will promptly give to the Administrative Agent copies of any material notices or other communications received by it with respect to Pledged Securities registered in the name of such Grantor. If an Event of Default shall have occurred and be continuing, the Administrative Agent shall at all times have the right to exchange the certificates representing Pledged Securities for certificates of smaller or larger denominations for any reasonable purpose consistent with this Agreement.

SECTION 3.06. Voting Rights; Dividends and Interest. (a) Unless and until an Event of Default shall have occurred and be continuing and the Administrative Agent shall have notified the Grantors that their rights under this Section 3.06 are being suspended:

(i) each Grantor shall be entitled to exercise any and all voting and/or other consensual rights and powers inuring to an owner of Pledged Collateral or any part thereof for any purpose consistent with the terms of this Agreement and the other Loan Documents, provided that such rights and powers shall not be exercised in any manner that could reasonably be expected to materially and adversely affect the rights inuring to a holder of any Pledged Collateral or the rights and remedies of any of the Administrative Agent or any other Secured Party under this Agreement or any other Loan Document or the ability of the Administrative Agent on behalf of the Secured Parties to exercise the same;

(ii) the Administrative Agent shall execute and deliver to each Grantor, or cause to be executed and delivered to such Grantor, all such proxies, powers of attorney and other instruments as such Grantor may reasonably request for the purpose of enabling such Grantor to exercise the voting and/or consensual rights and powers it is entitled to exercise pursuant to paragraph (a)(i) of this Section; and

(iii) each Grantor shall be entitled to receive and retain any and all dividends, interest, principal and other distributions paid on or distributed in respect of the Pledged Collateral, but only to the extent that such dividends, interest, principal and other distributions are permitted by, and are otherwise paid or distributed in accordance with, the terms and conditions of the Credit Agreement, the other Loan Documents and applicable laws, provided that any noncash dividends, interest, principal or other distributions that would constitute Pledged Equity Interests or Pledged Debt Securities, whether resulting from a subdivision, combination or reclassification of the outstanding Equity Interests of the issuer of any Pledged Securities or received in exchange for Pledged Securities or any part thereof, or in redemption thereof, or as a result of any merger, consolidation, acquisition or other exchange of assets to which such issuer may be a party or otherwise, shall be and become part of the Pledged Collateral and, if received by any Grantor and required to be delivered to the Administrative Agent hereunder, shall not be commingled by such Grantor with any of its other funds or property but shall be held separate and apart therefrom, shall be held in trust for the benefit of the Administrative Agent and the other Secured Parties and shall be forthwith delivered to the Administrative Agent in the same form as so received (with any necessary endorsements, stock or note powers and other instruments of transfer reasonably requested by the Administrative Agent).

(b) Upon the occurrence and during the continuance of an Event of Default, after the Administrative Agent shall have notified the Grantors of the suspension of their rights under paragraph (a)(iii) of this Section, all rights of any Grantor to dividends, interest, principal or other distributions that such Grantor is authorized to receive pursuant to paragraph (a)(iii) of this Section shall cease, and all such rights shall thereupon become vested in the Administrative Agent, which shall have the sole and exclusive right and authority to receive and retain such dividends, interest, principal or other distributions. All dividends, interest, principal or other distributions received by any Grantor contrary to the provisions of this Section shall be held in trust for the benefit of the Administrative Agent and the other Secured Parties, shall be segregated from other property or funds of such Grantor and shall be forthwith delivered to the Administrative Agent upon demand in the same form as so received (with any necessary endorsements, stock powers or other instruments of transfer reasonably requested by the Administrative Agent). Any and all money and other property paid over to or received by the Administrative Agent pursuant to the provisions of this paragraph (b) shall be retained by the Administrative Agent in an account to be established by the Administrative Agent upon receipt of such money or other property, shall be held as security for the payment and performance of the Secured Obligations and shall be applied in accordance with the provisions of Section 5.02. After all Events of Default have been cured or waived and Holdings and the Borrower have delivered to the Administrative Agent a certificate of a Financial Officer of each of Holdings and the Borrower to that effect, the Administrative

Agent shall promptly repay to each Grantor (without interest) all dividends, interest, principal or other distributions that such Grantor would otherwise be permitted to retain pursuant to the terms of paragraph (a)(iii) of this Section and that remain in such account.

(c) Upon the occurrence and during the continuance of an Event of Default, after the Administrative Agent shall have notified the Grantors of the suspension of their rights under paragraph (a)(i) of this Section, all rights of any Grantor to exercise the voting and consensual rights and powers it is entitled to exercise pursuant to paragraph (a)(i) of this Section, and the obligations of the Administrative Agent under paragraph (a)(ii) of this Section, shall cease, and all such rights shall thereupon become vested in the Administrative Agent, which shall have the sole and exclusive right and authority to exercise such voting and consensual rights and powers, provided that, unless otherwise directed by the Required Lenders, the Administrative Agent shall have the right from time to time following and during the continuance of an Event of Default to permit the Grantors to exercise such rights. After all Events of Default have been cured or waived, and Holdings and the Borrower have delivered to the Administrative Agent a certificate of a Financial Officer of each of Holdings and the Borrower to that effect, all rights vested in the Administrative Agent pursuant to this paragraph shall cease, and the Grantors shall have the voting and consensual rights and powers they would otherwise be entitled to exercise pursuant to paragraph (a)(i) of this Section and the obligations of the Administrative Agent under paragraph (a)(ii) of this Section shall be in effect.

(d) Any notice given by the Administrative Agent to the Grantors suspending their rights under paragraph (a) of this Section (i) may be given by telephone if promptly confirmed in writing, (ii) may be given to one or more of the Grantors at the same or different times and (iii) may suspend the rights and powers of the Grantors under paragraph (a)(i) or paragraph (a)(iii) in part without suspending all such rights or powers (as specified by the Administrative Agent in its sole and absolute discretion) and without waiving or otherwise affecting the Administrative Agent's right to give additional notices from time to time suspending other rights and powers so long as an Event of Default has occurred and is continuing.

ARTICLE IV

Security Interests in Personal Property

SECTION 4.01. Security Interest. (a) As security for the payment or performance, as the case may be, in full of the Secured Obligations, each Grantor hereby grants to the Administrative Agent, its successors and assigns, for the benefit of the Secured Parties, a security interest (the “Security Interest”) in all of such Grantor's right, title and interest in, to and under any and all of the following assets now owned or at any time hereafter acquired by such Grantor or in, or to or under which such Grantor now has or at any time hereafter may acquire any right, title or interest (collectively, the “Article 9 Collateral”):

(i) all Accounts;

(ii) all Chattel Paper;

(iii) all Money and Deposit Accounts;

(iv) all Documents;

(v) all Equipment;

(vi) all General Intangibles, including all Intellectual Property (and all embodiments, additions, improvements and accessions to or fixations thereof) and Licenses;

(vii) all Instruments;

(viii) all Inventory;

(ix) all other Goods, including all timber to be cut located on the real property specifically described on Schedule V, as such schedule may be supplemented from time to time pursuant to Section 4.02(f);

(x) all Investment Property;

(xi) all Letter-of-Credit Rights;

(xii) all Commercial Tort Claims specifically described on Schedule IV, as such schedule may be supplemented from time to time pursuant to Section 4.02(e);

(xiii) all books and records pertaining to the Article 9 Collateral (including, for the avoidance of doubt, all books and records and related documentation describing or used in connection with Intellectual Property); and

(xiv) to the extent not otherwise included, all Proceeds and products of any and all of the foregoing and all collateral security and guarantees given by any Person with respect to any of the foregoing;

Notwithstanding anything herein to the contrary, to the extent and for so long as any asset is an Excluded Asset, the Security Interest granted under this Section shall not attach to, and Article 9 Collateral shall not include, such asset (it being understood that the Security Interest shall immediately attach to, and Article 9 Collateral shall immediately include, any such asset (or any portion thereof) upon such asset (or such portion thereof) ceasing to be an Excluded Asset), and none of the representations, warranties or covenants hereunder shall be deemed to apply to any property constituting Excluded Assets.

(b) Each Grantor hereby irrevocably authorizes the Administrative Agent at any time and from time to time to file in any relevant jurisdiction any initial financing statements (including fixture and timber filings) with respect to the Collateral or any part thereof and amendments thereto that (i) indicate the Collateral as all assets of such

Grantor or words of similar effect as being of an equal or lesser scope or with greater detail and indicating that after acquired assets are covered, and (ii) contain the information required by Article 9 of the Uniform Commercial Code of each applicable jurisdiction for the filing of any financing statement or amendment, including (A) whether such Grantor is an organization, the type of organization and any organizational identification number issued to such Grantor and (B) in the case of a financing statement filed as a fixture filing or covering Collateral constituting timber to be cut, a sufficient description of the real property to which such Collateral relates. Each Grantor agrees to provide such information to the Administrative Agent promptly upon request.

Each Grantor also ratifies its authorization for the Administrative Agent to file in any relevant jurisdiction any initial financing statements or amendments thereto if filed prior to the date hereof.

The Administrative Agent is further authorized to file with the United States Patent and Trademark Office or United States Copyright Office (or any successor office) such documents as may be reasonably necessary for the purpose of perfecting the Security Interest granted by each Grantor in Article 9 Collateral consisting of United States Patents, Trademarks, Copyrights or exclusive Copyright Licenses granted to a Grantor, without the signature of any Grantor, and naming any Grantor or the Grantors as debtors and the Administrative Agent as secured party.

(c) The Security Interest and the security interest granted pursuant to Article III are granted as security only and shall not subject the Administrative Agent or any other Secured Party to, or in any way alter or modify, any obligation or liability of any Grantor with respect to or arising out of the Collateral.

SECTION 4.02. Representations and Warranties. Each Grantor represents and warrants to the Administrative Agent, for the benefit of the Secured Parties, that:

(a) Such Grantor has good and valid rights in and title to the Article 9 Collateral with respect to which it has purported to grant the Security Interest, except for minor defects in title that do not materially interfere with its ability to conduct its business as currently conducted or to utilize such properties for their intended purposes and Liens permitted by Section 6.02 of the Credit Agreement and except as could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect, and has full power and authority to grant to the Administrative Agent the Security Interest in such Article 9 Collateral pursuant hereto and to execute, deliver and perform its obligations in accordance with the terms of this Agreement, without the consent or approval of any other Person other than any consent or approval that has been obtained and except to the extent that failure to obtain such consent or approval could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

(b) The information set forth in the Perfection Certificate, including the exact legal name of such Grantor, is correct and complete as of the Effective Date. The

Uniform Commercial Code financing statements (including fixture and timber filings, as applicable) or other appropriate filings, recordings or registrations prepared by the Administrative Agent based upon the information provided to the Administrative Agent in the Perfection Certificate for filing in each governmental, municipal or other office specified in Schedules 2A and 2B to the Perfection Certificate (or specified by notice from Holdings and the Borrower to the Administrative Agent after the Effective Date in the case of filings, recordings or registrations required by Section 5.04 or 5.12 of the Credit Agreement), are all the filings, recordings and registrations (other than filings, recordings and registrations required to be made in the United States Patent and Trademark Office and the United States Copyright Office with respect to Article 9 Collateral consisting of United States Patents, Trademarks and Copyrights and exclusive Copyright Licenses granted to such Grantor) that are necessary to establish a legal, valid and perfected security interest in favor of the Administrative Agent (for the benefit of the Secured Parties) in respect of all Article 9 Collateral in which the Security Interest may be perfected by filing, recording or registration in the United States of America (or any political subdivision thereof) and its territories and possessions. A Patent and Trademark Security Agreement in the form of Exhibit II hereto, and a Copyright Security Agreement in the form of Exhibit III hereto (such agreements being collectively referred to herein as the “IP Security Agreements”), in each case containing a description of the Article 9 Collateral consisting of United States registered Patents, United States registered Trademarks (and Trademarks for which United States registration applications are pending) and United States registered Copyrights or exclusive Copyright Licenses granted to such Grantor, as applicable, and executed by such Grantor owning any such Article 9 Collateral, have been delivered to the Administrative Agent for filing or recording with the United States Patent and Trademark Office and the United States Copyright Office pursuant to 35 U.S.C. § 261, 15 U.S.C. § 1060 or 17 U.S.C. § 205 and the regulations thereunder, as applicable, to perfect the security interest granted hereunder in favor of the Administrative Agent, for the benefit of the Secured Parties, in respect of all Article 9 Collateral consisting of Patents, Trademarks, Copyrights and exclusive Copyright Licenses granted to such Grantor in which a security interest may be perfected by filing or recording in the United States Patent and Trademark Office or the United States Copyright Office, as applicable, and no further or subsequent filing, refiling, recording or rerecording is necessary to perfect the security interest granted hereunder in favor of the Administrative Agent, for the benefit of the Secured Parties, in respect of such Article 9 Collateral (other than such actions as are necessary to perfect the Security Interest with respect to any Article 9 Collateral consisting of Patents, Trademarks, Copyrights and exclusive Copyright Licenses granted to such Grantor (or registration or recordation or application for registration or recordation thereof) acquired or developed after the Effective Date). Notwithstanding anything to the contrary herein, no Grantor shall be required to take any action to perfect any Article 9 Collateral consisting of Trademarks, Patents, Copyrights and exclusive Copyright Licenses granted to a Grantor that can only be perfected by filings, registrations or recordation outside of the United States.

(c) The Security Interest constitutes (i) a legal and valid security interest in all the Article 9 Collateral securing the payment and performance of the Secured Obligations, (ii) subject to Section 3.02(b), a perfected security interest in all Article 9

Collateral in which a security interest may be perfected by filing, recording or registering a financing statement or analogous document in the United States of America (or any political subdivision thereof) and its territories and possessions pursuant to the Uniform Commercial Code or other applicable law in such jurisdictions and (iii) subject to Section 3.02(b), a security interest that shall be perfected in all Article 9 Collateral in which a security interest may be perfected upon the receipt and recording of the applicable IP Security Agreement with the United States Patent and Trademark Office and the United States Copyright Office, as applicable, within the three‑month period (commencing as of the date hereof) pursuant to 35 U.S.C. § 261 or 15 U.S.C. § 1060 or the one month period (commencing as of the date hereof) pursuant to 17 U.S.C. § 205 (other than such actions as are necessary to perfect the Security Interest with respect to any Article 9 Collateral consisting of Patents, Trademarks, Copyrights and exclusive Copyright Licenses granted to such Grantor (or registration or recordation or application for registration or recordation thereof) acquired or developed after the Effective Date). The Security Interest is and shall be prior to any other Lien on any of the Article 9 Collateral, other than Liens permitted under Section 6.02 of the Credit Agreement that have priority as a matter of law.

(d) Schedule III sets forth, as of the Effective Date, a true and complete list, with respect to such Grantor, of (i) all Patents that have been granted by the United States Patent and Trademark Office, (ii) all Copyrights that have been registered with the United States Copyright Office, (iii) all Trademarks that have been registered with the United States Patent and Trademark Office and Trademarks for which United States registration applications are pending, and (iv) all exclusive Copyright Licenses under which such Grantor is a licensee, specifying the name of the registered owner, title, type or mark, registration or application number, expiration date (if already registered) or filing date, a brief description thereof and, with respect to exclusive Copyright Licenses, the licensee and licensor.

(e) Schedule IV sets forth, as of the Effective Date, a true and complete list, with respect to such Grantor, of each Commercial Tort Claim in respect of which a complaint or a counterclaim has been filed by such Grantor, seeking damages in an amount reasonably estimated to exceed $250,000, including a summary description of such claim. In the event any document delivered pursuant to Section 5.01(f) of the Credit Agreement or any Supplement shall set forth any Commercial Tort Claim, Schedule IV shall be deemed to be supplemented to include the reference to such Commercial Tort Claim (and the description thereof), in the same form as such reference and description are set forth on such document or Supplement.

(f) Schedule V sets forth, as of the Effective Date, a true and complete description, with respect to such Grantor, of the real property on which any timber to be cut is located. In the event any document delivered pursuant to Section 5.01(f) of the Credit Agreement or any Supplement shall set forth a description of any additional real property on which any timber to be cut is located, or any modifications to any descriptions of the real property on which any timber to be cut is located, Schedule V shall be deemed to be supplemented to include the reference to such additional real property (and the description thereof), or any modifications to any descriptions of real property on Schedule V, in the same form as are set forth on such document or Supplement.

SECTION 4.03. Covenants. (a) Subject to the rights of such Grantor under the Loan Documents to dispose of Article 9 Collateral, each Grantor shall, at its own expense, take commercially reasonable actions necessary to defend title to the Article 9 Collateral against all Persons, except with respect to Article 9 Collateral that such Grantor determines in its reasonable business judgment is no longer necessary or beneficial to the conduct of such Grantor's business in any material respect, and to defend the Security Interest of the Administrative Agent in Article 9 Collateral and the priority thereof against any Lien not permitted pursuant to Section 6.02 of the Credit Agreement.

(b) Each Grantor agrees, at its own expense, to execute, acknowledge, deliver and cause to be duly filed all such further instruments, financing statements, agreements and documents and take all such other actions as the Administrative Agent may from time to time reasonably request to better assure, preserve, protect and perfect the Security Interest and the rights and remedies created hereby, including the payment of any fees and Taxes required in connection with the execution and delivery of this Agreement, the granting of the Security Interest and the filing and recording of any financing statements (including fixture and timber filings) or other documents in connection herewith or therewith. Notwithstanding the foregoing, no Grantor shall be required to take any action to perfect any Article 9 Collateral that consists of Deposit Accounts, Instruments, Chattel Paper, Investment Property or Letter-of-Credit Rights other than those actions specified in Section 4.04 and Article III or in the Credit Agreement. Notwithstanding anything herein or in Section 5.04 or in the definition of the term “Collateral and Guarantee Requirement” (other than the last paragraph of such definition) in the Credit Agreement to the contrary, no Grantor shall be required to enter into any collateral documents governed by or take any steps to create or perfect any liens (including in respect of Pledged Collateral) under, any foreign law or in any foreign jurisdiction, except in respect of Equity Interests of any Foreign Subsidiary to the extent reasonably requested by the Administrative Agent; provided that, in the case of Deposit Accounts not in the United States of America, Control Agreements (or comparable security arrangements reasonably satisfactory to the Administrative Agent) shall be required to be entered into in respect thereof pursuant to clause (f) of the term “Collateral and Guarantee Requirement” in the Credit Agreement to the extent the aggregate daily balance therein exceeds $10,000,000 in the aggregate for all such accounts.

(c) Subject to the conditions and limitations on inspection rights and reimbursement obligations in the Credit Agreement (including Sections 5.09 and 9.03 thereof), the Administrative Agent and such Persons as the Administrative Agent may reasonably designate shall have the right, at the Grantors' own cost and expense, to inspect the Article 9 Collateral, all records related thereto (and to make extracts and copies from such records) and the premises upon which any of the Article 9 Collateral is located, to discuss the Grantors' affairs with the officers of the Grantors and their independent accountants and to verify under reasonable procedures, in accordance with Section 5.09 of the Credit Agreement, the validity, amount, quality, quantity, value, condition and status of, or any other matter relating to, the Article 9 Collateral, including, in the case of Accounts or Article 9 Collateral in the possession of any third party, by contacting, after the occurrence and during the continuance of an Event of Default, Account Debtors or the third party possessing such Article 9 Collateral for the purpose of making such a verification. The Administrative Agent shall have the absolute right to share any information it gains from such inspection or verification with any Secured Party (it being acknowledged that such Secured Party may be subject to confidentiality obligations with respect to such information, including pursuant to Section 9.12 of the Credit Agreement).

(d) At its option, the Administrative Agent may discharge past due Taxes, assessments, charges, fees and Liens at any time levied or placed on the Article 9 Collateral that are not permitted pursuant to the Credit Agreement, and may pay for the maintenance and preservation of the Article 9 Collateral to the extent any Grantor fails to do so as required by this Agreement or the other Loan Documents, and each Grantor jointly and severally agrees to reimburse the Administrative Agent on demand for any payment made or any expense incurred by the Administrative Agent pursuant to the foregoing authorization, provided that nothing in this paragraph shall be interpreted as excusing any Grantor from the performance of, or imposing any obligation on the Administrative Agent or any Secured Party to cure or perform, any covenants or other promises of any Grantor with respect to Taxes, assessments, charges, fees and Liens and maintenance as set forth herein or in the other Loan Documents. The Administrative Agent will give notice to the Borrower of any exercise of the Administrative Agent's rights or powers pursuant to this paragraph (d); provided that any failure to give or delay in giving such notice shall not operate as a waiver of, or preclude any other or further exercise of, such rights or powers or the exercise of any other right or power pursuant to this Agreement.

(e) Each Grantor shall remain liable to observe and perform all the conditions and obligations to be observed and performed by it under each contract, agreement or instrument relating to the Article 9 Collateral, all in accordance with the terms and conditions thereof, and each Grantor jointly and severally agrees to indemnify and hold harmless the Administrative Agent and the Secured Parties from and against any and all liability for such performance.

(f) None of the Grantors shall make or permit to be made any transfer of the Article 9 Collateral and each Grantor shall remain at all times in possession of the Article 9 Collateral owned by it, except that the Grantors may use and dispose of the Article 9 Collateral in any lawful manner not inconsistent with the provisions of this Agreement and the other Loan Documents.

(g) None of the Grantors will, without the Administrative Agent's prior written consent, grant any extension of the time of payment of any Accounts included in the Article 9 Collateral, compromise, compound or settle the same for less than the full amount thereof, release, wholly or partly, any Person liable for the payment thereof or allow any credit or discount whatsoever thereon, other than extensions, compromises, settlements, releases, credits or discounts granted or made in the ordinary course of business.

(h) The Grantors, at their own expense, shall maintain or cause to be maintained insurance covering physical loss or damage to their assets in accordance with the requirements set forth in Section 5.08 of the Credit Agreement. Each Grantor irrevocably makes, constitutes and appoints the Administrative Agent (and all officers, employees or agents designated by the Administrative Agent) as such Grantor's true and lawful agent (and attorney‑in‑fact) for the purpose, upon the occurrence and during the continuance of an Event of Default, of making, settling and adjusting claims in respect of Article 9 Collateral under policies of insurance, endorsing the name of such Grantor on any check, draft, instrument or other item of payment for the proceeds of such policies of insurance and for making all determinations and decisions with respect thereto. In the event that any Grantor at any time or times shall fail to obtain or maintain any of the policies of insurance required hereby or to pay any premium in whole or part relating thereto, the Administrative Agent may, without waiving or releasing any obligation or liability of the Grantors hereunder or any Event of Default, in its sole discretion, obtain and maintain such policies of insurance and pay such premium and take any other actions with respect thereto as the Administrative Agent deems advisable. All sums disbursed by the Administrative Agent in connection with this paragraph, including reasonable attorneys' fees, court costs, expenses and other charges relating thereto, shall be payable, upon demand, by the Grantors to the Administrative Agent and shall be additional Secured Obligations secured hereby. The Administrative Agent will give notice to the Borrower of any exercise of the Administrative Agent's rights or powers pursuant to this paragraph (h); provided that any failure to give or delay in giving such notice shall not operate as a waiver of, or preclude any other or further exercise of, such rights or powers or the exercise of any other right or power pursuant to this Agreement.

SECTION 4.04. Other Actions. In order to further insure the attachment, perfection and priority of, and the ability of the Administrative Agent to enforce, the Security Interest, each Grantor agrees, in each case at such Grantor's own expense, to take the following actions with respect to the following Article 9 Collateral:

(a) Instruments and Tangible Chattel Paper. If any Grantor shall at any time hold or acquire any Instruments or Tangible Chattel Paper (other than any Instrument or Tangible Chattel Paper with a face amount of less than $2,000,000 individually), such Grantor shall promptly endorse, assign and deliver the same to the Administrative Agent, accompanied by such instruments of transfer or assignment duly executed in blank as the Administrative Agent may from time to time reasonably request.

(b) Deposit Accounts. For each Deposit Account that any Grantor at any time opens or maintains, such Grantor shall cause the depositary bank to agree to comply with instructions from the Administrative Agent to such depositary bank directing the disposition of funds from time to time credited to such deposit account, without further consent of such Grantor or any other Person, pursuant to an agreement reasonably satisfactory to the Administrative Agent; provided that, pursuant to Section 5.14 of the Credit Agreement and the Post-Closing Letter Agreement, the Loan Parties shall only be required to comply with this Section from and after the date that is 45 days after the Effective Date, as such date may be extended pursuant to, and in accordance with, the Post-Closing Letter Agreement. The Administrative Agent agrees with each Grantor that the Administrative Agent shall not give any such instructions or withhold any withdrawal rights from any Grantor unless an Event of Default has occurred and is continuing or, after giving effect to any withdrawal would occur. The provisions of this paragraph shall not apply to (i) any Deposit Account for which any Grantor, the depositary bank and the Administrative Agent have entered into a cash collateral agreement specially negotiated among such Grantor, the depositary bank and the Administrative Agent for the specific purpose set forth therein, (ii) unless otherwise requested by the Administrative Agent, Deposit Accounts for which the Administrative Agent is the depository bank and (iii) the Excluded Deposit Accounts.

(c) Investment Property. Except to the extent otherwise provided in Article III, if any Grantor shall at any time hold or acquire any certificated securities, such Grantor shall promptly endorse, assign and deliver the same to the Administrative Agent, accompanied by such undated instruments of transfer or assignment duly executed in blank as the Administrative Agent may from time to time specify. Except to the extent otherwise provided in Article III, if any securities now or hereafter acquired by any Grantor are uncertificated and are issued to such Grantor or its nominee directly by the issuer thereof, such Grantor shall promptly notify the Administrative Agent thereof and, at the Administrative Agent's request and option, pursuant to an agreement in form and substance reasonably satisfactory to the Administrative Agent, either (i) cause the issuer to agree to comply with instructions from the Administrative Agent as to such securities, without further consent of any Grantor or such nominee, or (ii) arrange for the Administrative Agent to become the registered owner of the securities. Except to the extent otherwise provided in Article III, if any securities, whether certificated or uncertificated, or other investment property now or hereafter acquired by any Grantor are held by such Grantor or its nominee through a securities intermediary or commodity intermediary, such Grantor shall promptly notify the Administrative Agent thereof and, at the Administrative Agent's request and option, pursuant to an agreement in form and substance reasonably satisfactory to the Administrative Agent, either (i) cause such securities intermediary or commodity intermediary, as the case may be, to agree to comply with entitlement orders or other instructions from the Administrative Agent to such securities intermediary as to such security entitlements or to apply any value distributed on account of any commodity contract as directed by the Administrative Agent to such commodity intermediary, as the case may be, in each case without further consent of any Grantor, such nominee, or any other Person, or (ii) in the case of Financial Assets or other Investment Property held through a securities intermediary, arrange for the Administrative Agent to become the entitlement holder with respect to such Investment Property, with the Grantor being permitted, only with the consent of the Administrative Agent, to exercise rights to withdraw or otherwise deal with such Investment Property. The Administrative Agent agrees with each of the Grantors that the Administrative Agent shall not give any such entitlement orders or instructions or directions to any such issuer, securities intermediary or commodity intermediary, and shall not withhold its consent to the exercise of any withdrawal or dealing rights by any Grantor, unless an Event of Default has occurred and is continuing, or, after giving effect to any such investment and withdrawal rights, would occur. The provisions of this paragraph shall not apply to Financial Assets or other Investment Property (i) credited to (A) securities accounts for which the Administrative Agent is the securities intermediary, unless otherwise requested by the Administrative Agent or (B) the Excluded Securities Accounts or (ii) unless issued by a Grantor, having a fair market value or face amount, as applicable, of less than $2,000,000.

(d) Letter-of-Credit Rights. In the event any certificate delivered pursuant to Section 5.01(e) of the Credit Agreement or any Supplement shall set forth any Letter of Credit Right with respect to a letter of credit with an undrawn face amount of more than $2,000,000 individually that is not a Supporting Obligation with respect to any of the Collateral, the applicable Loan Party, at the request and option of the Administrative Agent, shall, pursuant to an agreement in form and substance reasonably satisfactory to the Administrative Agent, either (i) use commercially reasonable efforts to arrange for the issuer and any confirmer of such letter of credit to consent to an assignment to the Administrative Agent of the proceeds of any drawing under such letter of credit or (ii) use commercially reasonable efforts to arrange for the Administrative Agent to become the transferee beneficiary of such letter of credit, with the Administrative Agent agreeing, in each case, that the proceeds of any drawing under such letter of credit are to be paid to the applicable Grantor unless an Event of Default has occurred and is continuing.

SECTION 4.05. Covenants Regarding Patent, Trademark and Copyright Collateral. (a) Each Grantor agrees that it will use commercially reasonable efforts not to do any act or omit to do any act (and will exercise commercially reasonable efforts to prevent its licensees from doing any act or omitting to do any act) whereby any Article 9 Collateral consisting of a Patent could reasonably be expected to become invalidated or dedicated to the public (except as a result of expiration of such Patent at the end of its statutory term), except to the extent that any such invalidation of dedication to the public could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

(b) Each Grantor (either itself or through its licensees or its sublicensees) will use commercially reasonable efforts, for each Article 9 Collateral consisting of a Trademark, (i) to maintain such Trademark in full force free from any valid claim of abandonment or invalidity for non‑use, (ii) require that its licensees of such Trademark adequately maintain the quality of products and services offered by such licensees under such Trademark, and (iii) if registered, to display such Trademark with notice of Federal or foreign registration to the extent required under applicable law and (iv) to not knowingly use or knowingly authorize the use of such Trademark in violation of any third party rights, except, in each case, to the extent that the failure to do any of the foregoing could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

(c) Each Grantor shall notify the Administrative Agent reasonably promptly if it knows that any Article 9 Collateral consisting of a Patent, Trademark or Copyright material to the conduct of the business of Holdings, the Borrower and the other Subsidiaries is reasonably likely to become abandoned, lost or dedicated to the public, or of any materially adverse final, non-appealable determination or development (including any such determination or development in, any proceeding in the United States Patent and Trademark Office, United States Copyright Office or any court or similar office of any country, excluding routine office actions and communication in the ordinary course of prosecution of such Intellectual Property) regarding such Grantor's ownership of any such Patent, Trademark or Copyright its right to register the same or its right to keep and maintain the same.

(d) Each Grantor will take commercially reasonable steps that are consistent with its current practice (i) in any proceeding before the United States Patent and Trademark Office, United States Copyright Office or any office or agency in any political subdivision of the United States of America or in any other country or any political subdivision thereof, to maintain and pursue each material application relating to the Patents, Trademarks and/or Copyrights included in the Article 9 Collateral (and to obtain the relevant grant or registration) and (ii) to maintain each issued Patent and each registration of the Trademarks and Copyrights included in the Article 9 Collateral that is material to the conduct of any Grantor's business, including, as applicable and appropriate, timely filings of applications for renewal, affidavits of use, affidavits of incontestability and payment of maintenance fees, and, if consistent with such Grantor's reasonable business judgment, to initiate opposition, interference and cancelation proceedings against third parties.

(e) In the event that any Grantor has reason to believe that any Article 9 Collateral consisting of a Patent, Trademark or Copyright material to the conduct of any Grantor's business has been infringed, misappropriated or diluted by a third party in a manner material to the business of Holdings, the Borrower and the other Subsidiaries, such Grantor reasonably promptly shall notify the Administrative Agent and shall, if consistent with such Grantor's reasonable business judgment, sue such third party for infringement, misappropriation or dilution and to recover any and all damages for such infringement, misappropriation or dilution, and take such other actions as are appropriate under the circumstances to protect such Article 9 Collateral.

(f) Upon the occurrence and during the continuance of an Event of Default, each Grantor shall, upon request of the Administrative Agent, use its commercially reasonable efforts to obtain all requisite consents or approvals by the licensor of each Copyright License, Patent License or Trademark License under which such Grantor is a licensee (other than such Licenses that are immaterial to the conduct of such Grantor's business, including licenses for generally commercially available software) to effect the assignment of all such Grantor's right, title and interest thereunder to the Administrative Agent or its designee.

ARTICLE V

Remedies

SECTION 5.01. Remedies Upon Default. Upon the occurrence and during the continuance of an Event of Default, each Grantor agrees to deliver each item of Collateral to the Administrative Agent on demand, and it is agreed that the Administrative Agent shall have the right to take any of or all the following actions at the same or different times: (a) with respect to any Article 9 Collateral consisting of Intellectual Property, on demand, to cause the Security Interest to become an assignment, transfer and conveyance of any of or all such Article 9 Collateral by the applicable Grantors to the Administrative Agent, or to license or sublicense, whether on an exclusive or nonexclusive basis, any such Article 9 Collateral throughout the world on such terms and conditions and in such manner as the Administrative Agent shall determine (other than in violation of any then existing licensing or other agreements or arrangements to the extent that waivers cannot be obtained using commercially reasonable efforts or in a manner that is otherwise unlawful or impermissible), and (b) with or without legal process and with or without prior notice or demand for performance, to take possession of the Article 9 Collateral and without liability for trespass to enter any premises where the Article 9 Collateral may be located for the purpose of taking possession of or removing the Article 9 Collateral and, generally, to exercise any and all rights afforded to a secured party under the Uniform Commercial Code or other applicable law. Without limiting the generality of the foregoing, upon the occurrence and during the continuance of an Event of Default, each Grantor agrees that the Administrative Agent shall have the right, subject to the mandatory requirements of applicable law, to sell or otherwise dispose of all or any part of the Collateral at a public or private sale or at any broker's board or on any securities exchange, for cash, upon credit or for future delivery as the Administrative Agent shall deem appropriate. The Administrative Agent shall be authorized at any such sale of securities (if it deems it advisable to do so) to restrict the prospective bidders or purchasers to Persons who will represent and agree that they are purchasing the Collateral for their own account for investment and not with a view to the distribution or sale thereof, and upon consummation of any such sale the Administrative Agent shall have the right to assign, transfer and deliver to the purchaser or purchasers thereof the Collateral so sold. Each such purchaser at any such sale of Collateral shall hold the property sold absolutely free from any claim or right on the part of any Grantor, and each Grantor hereby waives (to the extent permitted by law) all rights of redemption, stay and appraisal that such Grantor now has or may at any time in the future have under any rule of law or statute now existing or hereafter enacted.

The Administrative Agent shall give the applicable Grantors 10 days' prior written notice (which each Grantor agrees is reasonable notice within the meaning of Section 9-611 of the New York UCC or its equivalent in other jurisdictions) of the Administrative Agent's intention to make any sale of Collateral. Such notice, in the case of a public sale, shall state the time and place for such sale and, in the case of a sale at a broker's board or on a securities exchange, shall state the board or exchange at which such sale is to be made and the day on which the Collateral or portion thereof, will first be offered for sale at such board or exchange. Any such public sale shall be held at such time or times within ordinary business hours and at such place or places as the Administrative Agent may fix and state in the notice (if any) of such sale. At any such sale, the Collateral, or portion thereof, to be sold may be sold in one lot as an entirety or in separate parcels, as the Administrative Agent may (in its sole and absolute discretion) determine. The Administrative Agent shall not be obligated to make any sale of any Collateral if it shall determine not to do so, regardless of the fact that notice of sale of such Collateral shall have been given. The Administrative Agent may, without notice or publication, adjourn any public or private sale or cause the same to be adjourned from time to time by announcement at the time and place fixed for sale, and such sale may, without further notice, be made at the time and place to which the same was so adjourned. In case any sale of all or any part of the Collateral is made on credit or for future delivery, the Collateral so sold may be retained by the Administrative Agent until the sale price is paid by the purchaser or purchasers thereof, but the Administrative Agent and the other Secured Parties shall not incur any liability in case any such purchaser or purchasers shall fail to take up and pay for the Collateral so sold and, in case of any such failure, such Collateral may be sold again upon like notice. In the event of a foreclosure by the Administrative Agent on any of the Collateral pursuant to a public or private sale or other disposition to the extent permitted by law, the Administrative Agent or any Lender may be the purchaser or licensor of any or all of such Collateral at any such sale or other disposition, and the Administrative Agent, at the direction of the Required Lenders, as agent for and representative of the Secured Parties (but not any Lender or Lenders in its or their respective individual capacities unless the Required Lenders shall otherwise agree in writing) shall be entitled, for the purpose of bidding and making settlement or payment of the purchase price for all or any portion of the Collateral sold at any such public sale, to use and apply any of the Loan Document Obligations as a credit on account of the purchase price for any Collateral payable by the Administrative Agent on behalf of the Secured Parties at such sale or other disposition. For purposes hereof, a written agreement to purchase the Collateral or any portion thereof shall be treated as a sale thereof; the Administrative Agent shall be free to carry out such sale pursuant to such agreement and no Grantor shall be entitled to the return of the Collateral or any portion thereof subject thereto, notwithstanding the fact that after the Administrative Agent shall have entered into such an agreement all Events of Default shall have been remedied and the Secured Obligations paid in full. As an alternative to exercising the power of sale herein conferred upon it, the Administrative Agent may proceed by a suit or suits at law or in equity to foreclose this Agreement and to sell the Collateral or any portion thereof pursuant to a judgment or decree of a court or courts having competent jurisdiction or pursuant to a proceeding by a court appointed receiver. Any sale pursuant to the provisions of this Section shall be deemed to conform to the commercially reasonable standards as provided in Section 9-610(b) of the New York UCC or its equivalent in other jurisdictions.

SECTION 5.02. Application of Proceeds. The Administrative Agent shall apply the proceeds of any collection or sale or other realization upon any Collateral, including any Collateral consisting of cash, as follows:

FIRST, to the payment of all costs and expenses incurred by the Administrative Agent (in its capacity as such) in connection with such collection, sale or other realization or otherwise in connection with this Agreement, any other Loan Document or any of the Secured Obligations, including all court costs and the fees and expenses of its agents and legal counsel, the repayment of all advances made by the Administrative Agent hereunder or under any other Loan Document on behalf of any Grantor and any other costs or expenses incurred in connection with the exercise of any right or remedy hereunder or under any other Loan Document;

SECOND, to the payment in full of the Secured Obligations (the amounts so applied to be distributed among the Secured Parties pro rata in accordance with the amounts of the Secured Obligations owed to them on the date of any such distribution); and

THIRD, to the Grantors, their successors or assigns, or as a court of competent jurisdiction may otherwise direct.

The Administrative Agent shall have absolute discretion as to the time of application of any such proceeds, moneys or balances in accordance with this Agreement. Upon any sale of Collateral by the Administrative Agent (including pursuant to a power of sale granted by statute or under a judicial proceeding), the receipt of the Administrative Agent or of the officer making the sale shall be a sufficient discharge to the purchaser or purchasers of the Collateral so sold and such purchaser or purchasers shall not be obligated to see to the application of any part of the purchase money paid over to the Administrative Agent or such officer or be answerable in any way for the misapplication thereof.

SECTION 5.03. Grant of License to Use Intellectual Property. Solely for the purpose of enabling the Administrative Agent to exercise rights and remedies under this Agreement upon and during the continuance of an Event of Default at such time as the Administrative Agent shall be lawfully entitled to exercise such rights and remedies, each Grantor hereby grants to the Administrative Agent, an irrevocable, nonexclusive license (exercisable without payment of royalty or other compensation to the Grantors) to use, license or sublicense any of the Article 9 Collateral consisting of Intellectual Property now owned or hereafter acquired by such Grantor, and wherever the same may be located, and including in such license reasonable access to all media in which any of the licensed items may be recorded or stored in the possession and control of a Grantor, the right to prosecute and maintain all such Intellectual Property and the right to sue for infringement of such Intellectual Property; provided that (i) such license shall be subject to the rights of any licensee under a license granted prior to such Event of Default, (ii) such license shall only be granted to the extent not in violation of any then existing licensing or other agreements or arrangements to the extent that waivers cannot be obtained using commercially reasonable efforts and not otherwise unlawful or impermissible); and (iii) the quality of any services or products in connection with which any Trademarks included in the Article 9 Collateral are used will not be materially inferior to the quality of such products sold by such Grantor under such Trademarks immediately prior to such Event of Default. The use of such license by the Administrative Agent may be exercised, at the option of the Administrative Agent, only upon the occurrence and during the continuation of an Event of Default, provided that any license or sublicense entered into by the Administrative Agent in accordance herewith shall be binding upon the Grantors notwithstanding any subsequent cure of an Event of Default.

SECTION 5.04. Securities Act. In view of the position of the Grantors in relation to the Pledged Collateral, or because of other current or future circumstances, a question may arise under the Securities Act of 1933, as now or hereafter in effect, or any similar statute hereafter enacted analogous in purpose or effect (such Act and any such similar statute as from time to time in effect being called the “Federal Securities Laws”) with respect to any disposition of the Pledged Collateral permitted hereunder. Each Grantor understands that compliance with the Federal Securities Laws might very strictly limit the course of conduct of the Administrative Agent if the Administrative Agent were to attempt to dispose of all or any part of the Pledged Collateral, and might also limit the extent to which or the manner in which any subsequent transferee of any Pledged Collateral could dispose of the same. Similarly, there may be other legal restrictions or limitations affecting the Administrative Agent in any attempt to dispose of all or part of the Pledged Collateral under applicable Blue Sky or other state securities laws or similar laws analogous in purpose or effect. Each Grantor recognizes that in light of such restrictions and limitations the Administrative Agent may, with respect to any sale of the Pledged Collateral, limit the purchasers to those who will agree, among other things, to acquire such Pledged Collateral for their own account, for investment and not with a view to the distribution or resale thereof. Each Grantor acknowledges and agrees that in light of such restrictions and limitations, the Administrative Agent, in its sole and absolute discretion, (a) may proceed to make such a sale whether or not a registration statement for the purpose of registering such Pledged Collateral or part thereof shall have been filed under the Federal Securities Laws or, to the extent applicable, Blue Sky or other state securities laws and (b) may approach and negotiate with a single potential purchaser to effect such sale. Each Grantor acknowledges and agrees that any such sale might result in prices and other terms less favorable to the seller than if such sale were a public sale without such restrictions. In the event of any such sale, the Administrative Agent shall incur no responsibility or liability for selling all or any part of the Pledged Collateral at a price that the Administrative Agent, in its sole and absolute discretion, may in good faith deem reasonable under the circumstances, notwithstanding the possibility that a substantially higher price might have been realized if the sale were deferred until after registration as aforesaid or if more than a single purchaser were approached. The provisions of this Section will apply notwithstanding the existence of a public or private market upon which the quotations or sales prices may exceed substantially the price at which the Administrative Agent sells.

ARTICLE VI

Indemnity, Subrogation and Subordination

SECTION 6.01. Indemnity and Subrogation. In addition to all such rights of indemnity and subrogation as the Guarantors may have under applicable law (but subject to Section 6.03), the Borrower agrees that (a) in the event a payment in respect of any Secured Obligation shall be made by any Guarantor under this Agreement, the Borrower shall indemnify such Guarantor for the full amount of such payment and such Guarantor shall be subrogated to the rights of the Person to whom such payment shall have been made to the extent of such payment and (b) in the event any assets of any Grantor shall be sold pursuant to this Agreement or any other Security Document to satisfy in whole or in part any Secured Obligation, the Borrower shall indemnify such Grantor in an amount equal to the greater of the book value or the fair market value of the assets so sold.

SECTION 6.02. Contribution and Subrogation. Each Guarantor and Grantor (a “Contributing Party”) agrees (subject to Section 6.03) that, in the event a payment shall be made by any other Guarantor hereunder in respect of any Secured Obligation or assets of any other Grantor (other than the Borrower) shall be sold pursuant to any Security Document to satisfy any Secured Obligation and such other Guarantor or Grantor (the “Claiming Party”) shall not have been fully indemnified by the Borrower as provided in Section 6.01, the Contributing Party shall indemnify the Claiming Party in an amount equal to the amount of such payment or the greater of the book value or the fair market value of such assets, as the case may be, in each case multiplied by a fraction of which the numerator shall be the net worth of the Contributing Party on the date hereof and the denominator shall be the aggregate net worth of all the Guarantors and Grantors on the date hereof (or, in the case of any Guarantor or Grantor becoming a party hereto pursuant to Section 7.13, the date of the supplement hereto executed and delivered by such Guarantor or Grantor). Any Contributing Party making any payment to a Claiming Party pursuant to this Section 6.02 shall (subject to Section 6.03) be subrogated to the rights of such Claiming Party under Section 6.01 to the extent of such payment.

SECTION 6.03. Subordination. (a) Notwithstanding any provision of this Agreement to the contrary, all rights of the Guarantors and Grantors under Sections 6.01 and 6.02 and all other rights of the Guarantors and Grantors of indemnity, contribution or subrogation under applicable law or otherwise shall be fully subordinated to the indefeasible payment in full in cash of the Secured Obligations. No failure on the part of the Borrower or any other Guarantor or Grantor to make the payments required by Sections 6.01 and 6.02 (or any other payments required under applicable law or otherwise) shall in any respect limit the obligations and liabilities of any Guarantor or Grantor with respect to its obligations hereunder, and each Guarantor and Grantor shall remain liable for the full amount of the obligations of such Guarantor or Grantor hereunder.

(b) Each Guarantor and Grantor hereby agrees that all Indebtedness and other monetary obligations owed by it to, or to it by, any other Guarantor, Grantor or any other Subsidiary shall be fully subordinated in right of payment to the Secured Obligations as provided in the Intercompany Indebtedness Subordination Agreement.

ARTICLE VII

Miscellaneous

SECTION 7.01. Notices. All communications and notices hereunder shall (except as otherwise expressly permitted herein) be in writing and given in the manner provided in Section 9.01 of the Credit Agreement. All communications and notices hereunder to any Subsidiary Loan Party (other than the Borrower) shall be given to it in care of the Borrower in the manner provided in Section 9.01 of the Credit Agreement.

SECTION 7.02. Waivers; Amendment. (a) No failure or delay by the Administrative Agent, any Issuing Bank or any Lender in exercising any right or power hereunder or under any other Loan Document shall operate as a waiver thereof, nor shall any single or partial exercise of any such right or power, or any abandonment or discontinuance of steps to enforce such a right or power, preclude any other or further exercise thereof or the exercise of any other right or power. The rights and remedies of the Administrative Agent, the Issuing Banks and the Lenders hereunder and under the other Loan Documents are cumulative and are not exclusive of any rights or remedies that they would otherwise have. No waiver of any provision of this Agreement or consent to any departure by any Loan Party therefrom shall in any event be effective unless the same shall be permitted by paragraph (b) of this Section, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given. Without limiting the generality of the foregoing, the execution and delivery of this Agreement, the making of a Loan or the issuance of a Letter of Credit shall not be construed as a waiver of any Default, regardless of whether the Administrative Agent, any Lender or any Issuing Bank may have had notice or knowledge of such Default at the time. No notice or demand on any Loan Party in any case shall entitle any Loan Party to any other or further notice or demand in similar or other circumstances.

(b) Neither this Agreement nor any provision hereof may be waived, amended or modified except pursuant to an agreement or agreements in writing entered into by the Administrative Agent and the Loan Party or Loan Parties with respect to which such waiver, amendment or modification is to apply, subject to any consent required in accordance with Section 9.02 of the Credit Agreement; provided that the Administrative Agent may without the consent of any Secured Party consent to a departure by any Loan Party from any covenant of such Loan Party set forth herein or in any other Security Document to the extent such departure is consistent with the authority of the Administrative Agent set forth in the definition of the term “Collateral and Guarantee Requirement” in the Credit Agreement.

(c) This Agreement shall be construed as a separate agreement with respect to each Loan Party and may be amended, modified, supplemented, waived or released with respect to any Loan Party without the approval of any other Loan Party and without affecting the obligations of any other Loan Party hereunder.

SECTION 7.03. Administrative Agent's Fees and Expenses; Indemnification. (a) The Guarantors and Grantors jointly and severally agree to reimburse the Administrative Agent for its fees and expenses incurred hereunder as provided in Section 9.03(a) of the Credit Agreement; provided that each reference therein to “Holdings and the Borrower” shall be deemed to be a reference to “the Guarantors and Grantors”.

(b) The Guarantors and Grantors that are not a party to the Credit Agreement, jointly and severally agree to indemnify and hold harmless each Indemnitee as provided in Section 9.03(b) of the Credit Agreement as if each reference in such Section to “Holdings and the Borrower” were a reference to “the Guarantors and Grantors” and with the same force and effect as if such Guarantors and Grantors were parties to the Credit Agreement.

(c) Any amounts payable as provided in paragraph (a) or (b) of this Section shall be additional Secured Obligations secured hereby and by the other Security Documents. All amounts due under paragraph (a) or (b) of this Section shall be payable promptly after written demand therefor.

(d) To the extent permitted by applicable law, no Grantor shall assert, or permit any of its subsidiaries to assert, and each Grantor hereby waives, any claim against any Indemnitee (i) for any damages arising from the use by others of information or other materials obtained through telecommunications, electronic or other information transmission systems (including the Internet), unless determined by a court of competent jurisdiction by final and nonappealable judgment to have resulted from the gross negligence, willful misconduct or breach in bad faith of its agreements under the Loan Documents of such Indemnitee, or (ii) on any theory of liability, for special, indirect, consequential or punitive damages (as opposed to direct or actual damages) arising out of, in connection with, or as a result of this Agreement, any other Loan Document or any agreement or instrument contemplated hereby or thereby, the Transactions, any Loan or Letter of Credit or the use of the proceeds thereof.

SECTION 7.04. Survival. All covenants, agreements, representations and warranties made by the Loan Parties in the Loan Documents and in the certificates or other instruments delivered in connection with or pursuant to this Agreement or any other Loan Document shall be considered to have been relied upon by the Administrative Agent, the Arrangers, the Lenders and the Issuing Banks and shall survive the execution and delivery of the Loan Documents and the making of any Loans and issuance of any Letters of Credit, regardless of any investigation made by or on behalf of the Administrative Agent, any Arranger, any Lender, any Issuing Bank or any other Person and notwithstanding that the Administrative Agent, any Arranger, any Lender, any Issuing Bank or any other Person may have had notice or knowledge of any Default or incorrect representation or warranty at the time any Loan Document is executed and delivered or any credit is extended under the Credit Agreement, and shall continue in full force and effect as long as the principal of or any accrued interest on any Loan or any fee or any other amount payable under the Credit Agreement is outstanding and unpaid or any LC Exposure is outstanding and so long as the Commitments have not expired or terminated. The provisions of Section 7.03 shall survive and remain in full force and effect regardless of the consummation of the transactions contemplated by the Loan Documents, the repayment of the Loans, the expiration or termination of the Letters of Credit (other than any Collateralized Letter of Credit) and the Commitments or the termination of this Agreement or any provision hereof.

SECTION 7.05. Counterparts; Effectiveness; Successors and Assigns. This Agreement may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. This Agreement shall become effective as to any Loan Party when a counterpart hereof executed on behalf of such Loan Party shall have been delivered to the Administrative Agent and a counterpart hereof shall have been executed on behalf of the Administrative Agent, and thereafter shall be binding upon such Loan Party and the Administrative Agent and their respective successors and assigns, and shall inure to the benefit of such Loan Party, the Administrative Agent and the other Secured Parties and their respective successors and assigns, except that no Loan Party may assign or otherwise transfer any of its rights or obligations hereunder or any interest herein or in the Collateral (and any attempted assignment or transfer by any Loan Party shall be null and void), except as expressly contemplated by this Agreement or the Credit Agreement. Delivery of an executed counterpart of a signature page of this Agreement by facsimile or other electronic imaging shall be effective as delivery of a manually executed counterpart of this Agreement.

SECTION 7.06. Severability. Any provision of this Agreement held to be invalid, illegal or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity, illegality or unenforceability without affecting the validity, legality and enforceability of the remaining provisions hereof; and the invalidity of a particular provision in a particular jurisdiction shall not invalidate such provision in any other jurisdiction.

SECTION 7.07. Right of Set-Off. If an Event of Default shall have occurred and be continuing, each Lender and Issuing Bank, and each Affiliate of any of the foregoing, is hereby authorized at any time and from time to time, to the fullest extent permitted by applicable law, to set off and apply any and all deposits (general or special, time or demand, provisional or final, in whatever currency) or other amounts at any time held and other obligations (in whatever currency) at any time owing by such Lender or Issuing Bank, or by such an Affiliate, to or for the credit or the account of any Loan Party against any of and all the obligations then due of such Loan Party now or hereafter existing under this Agreement held by such Lender or Issuing Bank, irrespective of whether or not such Lender or Issuing Bank shall have made any demand under this Agreement. The rights of each Lender and Issuing Bank, and each Affiliate of any of the foregoing, under this Section are in addition to other rights and remedies (including other rights of setoff) that such Lender, Issuing Bank or Affiliate may have.

SECTION 7.08. Governing Law; Jurisdiction; Consent to Service of Process. (a) This Agreement shall be construed in accordance with and governed by the law of the State of New York.

(b) Each party hereto hereby irrevocably and unconditionally submits, for itself and its property, to the jurisdiction of the Supreme Court of the State of New York sitting in New York County and of the United States District Court of the Southern District of New York, and any appellate court from any thereof, in any action or proceeding arising out of or relating to this Agreement or any other Loan Document, or for recognition or enforcement of any judgment, and each of Holdings, the Borrower and each other Subsidiary Loan Party hereby irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding brought by it or any of its Affiliates shall be brought, and shall be heard and determined, exclusively in such New York State or, to the extent permitted by law, in such Federal court. Each of the parties hereto agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Nothing in this Agreement or any other Loan Document shall affect any right that the Administrative Agent, any Issuing Bank or any Lender may otherwise have to bring any action or proceeding relating to this Agreement or any other Loan Document against Holdings, the Borrower or each other Subsidiary Loan Party or any of its properties in the courts of any jurisdiction.

(c) Each of the Loan Parties hereby irrevocably and unconditionally waives, to the fullest extent permitted by law, any objection that it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Agreement or any other Loan Document in any court referred to in paragraph (b) of this Section. Each of the Loan Parties hereto hereby irrevocably waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court.

(d) Each party hereto irrevocably consents to service of process in the manner provided for notices in Section 7.01. Nothing in this Agreement or any other Loan Document will affect the right of any party to this Agreement or any other Loan Document to serve process in any other manner permitted by law.

SECTION 7.09. WAIVER OF JURY TRIAL. EACH PARTY HERETO HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT, ANY OTHER LOAN DOCUMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO

THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION.

SECTION 7.10. Headings. Article and Section headings and the Table of Contents used herein are for convenience of reference only, are not part of this Agreement and shall not affect the construction of, or be taken into consideration in interpreting, this Agreement.

SECTION 7.11. Security Interest Absolute. All rights of the Administrative Agent hereunder, the Security Interest, the grant of the security interest in the Pledged Collateral and all obligations of each Loan Party hereunder shall be absolute and unconditional irrespective of (a) any lack of validity or enforceability of the Credit Agreement, any other Loan Document, any agreement with respect to any of the Secured Obligations or any other agreement or instrument relating to any of the foregoing, (b) any change in the time, manner or place of payment of, or in any other term of, all or any of the Secured Obligations, or any other amendment to or waiver of, or any consent to any departure from, the Credit Agreement, any other Loan Document, any agreement with respect to any of the Secured Obligations or any other agreement or instrument relating to any of the foregoing, (c) any exchange, release or non-perfection of any Lien on other collateral securing, or any release or amendment to or waiver of, or any consent to any departure from, any guarantee of, all or any of the Secured Obligations or (d) any other circumstance that might otherwise constitute a defense available to, or a discharge of, any Loan Party in respect of the Secured Obligations or this Agreement, other than payment in full of the Secured Obligations in accordance with the terms of Section 7.12(d).

SECTION 7.12. Termination or Release. (a) This Agreement, the Guarantees made herein, the Security Interest and all other security interests granted hereby shall terminate and be released when all the Loan Document Obligations (other than contingent obligations for indemnification, expense reimbursement, tax gross-up or yield protection as to which no claim has been made) have been paid in full in cash, the Lenders have no further commitment to lend under the Credit Agreement, the LC Exposure has been reduced to zero (including as a result of obtaining consent of the applicable Issuing Bank as described in Section 9.05 of the Credit Agreement) and the Issuing Banks have no further obligations to issue, amend or extend Letters of Credit under the Credit Agreement.

(b) The Guarantees made herein, the Security Interest and all other security interests granted hereby shall also terminate and be released at the time or times and in the manner set forth in Section 9.14 of the Credit Agreement.

(c) In connection with any termination or release pursuant to paragraph (a) or (b) of this Section, the Administrative Agent shall execute and deliver to any Loan Party, at such Loan Party's expense, all documents that such Loan Party shall reasonably request to evidence such termination or release. Any execution and delivery of documents by the Administrative Agent pursuant to this Section shall be without recourse to or warranty by the Administrative Agent.

SECTION 7.13. Additional Subsidiaries. Pursuant to the Credit Agreement, certain Subsidiaries not a party hereto on the Effective Date are required to enter in this Agreement. Upon the execution and delivery by the Administrative Agent and any such Subsidiary of a Supplement, such Subsidiary shall become a Subsidiary Loan Party, a Guarantor and a Grantor hereunder, with the same force and effect as if originally named as such herein. The execution and delivery of any Supplement shall not require the consent of any other Loan Party. The rights and obligations of each Loan Party hereunder shall remain in full force and effect notwithstanding the addition of any new Subsidiary Loan Party as a party to this Agreement.

SECTION 7.14. Administrative Agent Appointed Attorney-in-Fact. Each Grantor hereby appoints the Administrative Agent the attorney-in-fact of such Grantor for the purpose of carrying out the provisions of this Agreement and taking any action and executing any instrument that the Administrative Agent may deem necessary for the purpose of carrying out the provisions of this Agreement and taking any action and executing any instrument that the Administrative Agent may deem necessary or advisable to accomplish the purposes hereof, during the occurrence and continuance of an Event of Default, which appointment is irrevocable and coupled with an interest. Without limiting the generality of the foregoing, the Administrative Agent shall have the right, solely upon the occurrence and during the continuance of an Event of Default, with full power of substitution either in the Administrative Agent's name or in the name of such Grantor: (a) to receive, endorse, assign and/or deliver any and all notes, acceptances, checks, drafts, money orders or other evidences of payment relating to the Collateral or any part thereof; (b) to demand, collect, receive payment of, give receipt for and give discharges and releases of all or any of the Collateral; (c) to sign the name of any Grantor on any invoice or bill of lading relating to any of the Collateral; (d) to send verifications of Accounts Receivable to any Account Debtor; (e) to commence and prosecute any and all suits, actions or proceedings at law or in equity in any court of competent jurisdiction to collect or otherwise realize on all or any of the Collateral or to enforce any rights in respect of any Collateral; (f) to settle, compromise, compound, adjust or defend any actions, suits or proceedings relating to all or any of the Collateral; (g) to notify, or to require any Grantor to notify, Account Debtors to make payment directly to the Administrative Agent; and (h) to use, sell, assign, transfer, pledge, make any agreement with respect to or otherwise deal with all or any of the Collateral, and to do all other acts and things necessary to carry out the purposes of this Agreement, as fully and completely as though the Administrative Agent were the absolute owner of the Collateral for all purposes; provided that nothing herein contained shall be construed as requiring or obligating the Administrative Agent to make any commitment or to make any inquiry as to the nature or sufficiency of any payment received by the Administrative Agent, or to present or file any claim or notice, or to take any action with respect to the Collateral or any part thereof or the moneys due or to become due in respect thereof or any property covered thereby. The Administrative Agent and the other Secured Parties shall be accountable only for amounts actually received as a result of the exercise of the powers granted to them herein, and neither they nor their Related Parties shall be responsible to any Grantor for any act or failure to act hereunder, except for their own gross negligence, willful misconduct or breach in bad faith of the agreements under the Loan Documents as determined by a court of competent jurisdiction in a final and non-appealable judgment.

SECTION 7.15. Certain Acknowledgments and Agreements. Each Subsidiary Loan Party not a party to the Credit Agreement hereby acknowledges the provisions of Section 2.17 of the Credit Agreement and agrees to be bound by such provisions with the same force and effect, and to the same extent, as if such Subsidiary Loan Party were a party to the Credit Agreement.

[Signature Pages Follow]

IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the day and year first above written.

BZ INTERMEDIATE HOLDINGS LLC

By:	/s/ SAMUEL K. COTTERELL
	Name:	Samuel K. Cotterell
	Title:	Sr. Vice President & Chief Financial Officer

BOISE PAPER HOLDINGS, L.L.C.

By:	/s/ SAMUEL K. COTTERELL
	Name:	Samuel K. Cotterell
	Title:	Sr. Vice President & Chief Financial Officer

BOISE CO-ISSUER COMPANY

By:	/s/ SAMUEL K. COTTERELL
	Name:	Samuel K. Cotterell
	Title:	Sr. Vice President & Chief Financial Officer

BOISE FINANCE COMPANY

By:	/s/ SAMUEL K. COTTERELL
	Name:	Samuel K. Cotterell
	Title:	Sr. Vice President & Chief Financial Officer

BOISE PACKAGING & NEWSPRINT, L.L.C.

By:	/s/ SAMUEL K. COTTERELL
	Name:	Samuel K. Cotterell
	Title:	Sr. Vice President & Chief Financial Officer

BOISE WHITE PAPER, L.L.C.

By:	/s/ SAMUEL K. COTTERELL
	Name:	Samuel K. Cotterell
	Title:	Sr. Vice President & Chief Financial Officer

BOISE WHITE PAPER SALES CORP.

By:	/s/ SAMUEL K. COTTERELL
	Name:	Samuel K. Cotterell
	Title:	Sr. Vice President & Chief Financial Officer

BOISE WHITE PAPER HOLDINGS CORP.

By:	/s/ SAMUEL K. COTTERELL
	Name:	Samuel K. Cotterell
	Title:	Sr. Vice President & Chief Financial Officer

INTERNATIONAL FALLS POWER COMPANY

By:	/s/ SAMUEL K. COTTERELL
	Name:	Samuel K. Cotterell
	Title:	Sr. Vice President & Chief Financial Officer

MINNESOTA, DAKOTA & WESTERN RAILWAY COMPANY

By:	/s/ SAMUEL K. COTTERELL
	Name:	Samuel K. Cotterell
	Title:	Sr. Vice President & Chief Financial Officer

BEMIS CORPORATION

By:	/s/ SAMUEL K. COTTERELL
	Name:	Samuel K. Cotterell
	Title:	Sr. Vice President & Chief Financial Officer

BOISE CASCADE TRANSPORTATION HOLDINGS CORP.

By:	/s/ SAMUEL K. COTTERELL
	Name:	Samuel K. Cotterell
	Title:	Sr. Vice President & Chief Financial Officer

B C T, INC.

By:	/s/ SAMUEL K. COTTERELL
	Name:	Samuel K. Cotterell
	Title:	Sr. Vice President & Chief Financial Officer

THARCO PACKAGING, INC.

By:	/s/ SAMUEL K. COTTERELL
	Name:	Samuel K. Cotterell
	Title:	Sr. Vice President

THARCO CONTAINERS, INC.

By:	/s/ SAMUEL K. COTTERELL
	Name:	Samuel K. Cotterell
	Title:	Sr. Vice President

THARCO CONTAINERS TEXAS, INC.

By:	/s/ SAMUEL K. COTTERELL
	Name:	Samuel K. Cotterell
	Title:	Sr. Vice President

DESIGN PACKAGING, INC.

By:	/s/ SAMUEL K. COTTERELL
	Name:	Samuel K. Cotterell
	Title:	Sr. Vice President

JPMORGAN CHASE BANK, N.A., as Administrator Agent,

By	/s/ PETER S. PREDUN
	Name:	Peter S. Predun
	Title:	Executive Director

GUARANTEE AND COLLATERAL AGREEMENT
SCHEDULE I
Subsidiary Loan Parties

Loan Party
Boise Co-Issuer Company
Boise Finance Company
Boise Paper Holdings, L.L.C.
Boise Packaging & Newsprint, L.L.C.
Boise White Paper, L.L.C.
Boise White Paper Sales Corp.
Boise White Paper Holdings Corp.
International Falls Power Company
Minnesota, Dakota & Western Railway Company
Bemis Corporation
Boise Cascade Transportation Holdings Corp.
B C T, Inc.
Tharco Packaging, Inc.
Tharco Containers, Inc.
Tharco Containers Texas, Inc.
Design Packaging, Inc.

GUARANTEE AND COLLATERAL AGREEMENT

SCHEDULE II

Pledged Equity Interests; Pledged Debt Securities

Equity Interests

Loan Party	Issuer	Type of Organization	Number of Shares Owned	Total Shares Outstanding	Percentage of Interest Pledged	Certificate No. (if uncertificated, please indicate so)	Par Value
BZ Intermediate Holdings LLC	Boise Paper Holdings, L.L.C.	Limited Liability Company	1,000.000	1,000.000	100%	C-5	N/A
Boise Paper Holdings, L.L.C.	Boise Co-Issuer Company	Corporation	1,000	1,000	100%	1	N/A
Boise Paper Holdings, L.L.C.	Boise Finance Company	Corporation	1,000	1,000	100%	1	N/A
Boise Paper Holdings, L.L.C.	Boise Packaging & Newsprint, L.L.C.	Limited Liability Company	1,000	1,000	100%	C-3	N/A
Boise Paper Holdings, L.L.C.	Boise White Paper, L.L.C.	Limited Liability Company	1,000	1,000	100%	C-3	N/A
Boise Paper Holdings, L.L.C.	Boise Cascade Transportation Holdings Corp.	Corporation	1,000	1,000	100%	2	$0.01
Boise White Paper, L.L.C.	Boise White Paper Sales Corp.	Corporation	100	100	100%	3	$—
Boise White Paper, L.L.C.	Boise White Paper Holdings Corp.	Corporation	1,000	1,000	100%	1	$0.01
Boise White Paper, L.L.C.	Bemis Corporation	Corporation	1,000	1,000	100%	2	$0.01
Boise Cascade Transportation Holdings Corp.	B C T, Inc.	Corporation	1,000	1,000	100%	3	$0.01
Boise White Paper Holdings Corp.	International Falls Power Company	Corporation	1,000	1,000	100%	3	$0.01
Boise White Paper Holdings Corp.	Minnesota, Dakota & Western Railway Company	Corporation	1,000	1,000	100%	73	$0.01
Boise Packaging & Newsprint, L.L.C.	Boise Packaging Holdings Corp.	Corporation	1,000	1,000	100%	1	N/A
Boise Paper Holdings, L.L.C.	Tharco Packaging, Inc.	Corporation	1,000	1,000	100%	CS-1A	N/A
Tharco Packaging, Inc.	Tharco Containers, Inc.	Corporation	1,000	1,000	100%	CS-1A	N/A
Tharco Containers, Inc.	Design Packaging, Inc.	Corporation	1,000	1,000	100%	CS-1A	N/A
Tharco Containers, Inc.	Tharco Containers Texas, Inc.	Corporation	1,000	1,000	100%	CS-1A	N/A

1

Debt Securities

Global Intercompany Note dated as of November 4, 2011, among the Loan Parties from time to time party thereto.

2

GUARANTEE AND COLLATERAL AGREEMENT

SCHEDULE IIA

Excluded Equity Interests

Loan Party	Issuer	Type of Organization	Number of Shares Owned	Total Shares Outstanding	Percentage of Interest Pledged	Certificate No. (if uncertificated, please indicate so)	Par Value
Boise Packaging & Newsprint, L.L.C.	Louisiana Timber Procurement Company, L.L.C.	Limited Liability Company	1,000	2,00	—%	Uncertificated	N/A
Bemis Corporation	Boise Hong Kong Limited	Corporation	1	1	—%	3	$0.01

1

GUARANTEE AND COLLATERAL AGREEMENT

SCHEDULE III
Intellectual Property

I.	Copyrights

Registered Owner	Title	Registration Number	Expiration Date
N/A

II.	Copyright Applications

Registered Owner	Title	Application Number	Date Filed
N/A

III.	Exclusive Copyright Licenses

Licensee	Licensor	Title	Registration Number	Expiration Date
N/A

IV.	Patents

Registered Owner: Boise White Paper, L.L.C.

Title of Patent	Country	Type	Registration Number	Issue Date	Expiration
SOOT BLOWER BEAM	U.S.	Utility	5,353,996	10/11/1994	2/18/2013
DRYER FOR PAPER MACHINE	U.S.	Utility	5,729,913	3/24/1998	8/21/2016
DRYER FOR PAPER MACHINE	Canada	Utility	2,212,842	1/15/2002	8/13/2017
CONTAINER AND A BLANK FOR FORMING THE CONTAINER (design)	U.S.	Design	D548,590	8/14/2007	8/14/2021
CONTAINER (design)	U.S.	Design	D568,738	5/13/2008	5/13/2022
CONTAINER (design)	U.S.	Design	D558,573	1/1/2008	1/1/2022
CONTAINER FOR SHIPPING AND STORING PAPER	U.S.	Utility	7,367,490	5/6/2008	1/20/2025
CONTAINER FOR SHIPPING AND STORING PAPER	Mexico	Utility	259016	7/23/2008	9/5/2023
CONTAINER FOR SHIPPING AND STORING PAPER	Australia	Utility	2003268518	3/3/2011	9/5/2023
CONTAINER FOR SHIPPING AND STORING PAPER	EPC	Utility	1436206	8/10/2005	9/5/2023
CONTAINER FOR SHIPPING AND STORING PAPER	Belgium	Utility	1436206	8/10/2005	9/5/2023
CONTAINER FOR SHIPPING AND STORING PAPER	Germany	Utility	4/8/60301257	8/10/2005	9/5/2023
CONTAINER FOR SHIPPING AND STORING PAPER	Finland	Utility	1436206	8/10/2005	9/5/2023
CONTAINER FOR SHIPPING AND STORING PAPER	France	Utility	1436206	8/10/2005	9/5/2023
CONTAINER FOR SHIPPING AND STORING PAPER	Great Britain	Utility	1436206	8/10/2005	9/5/2023
CONTAINER FOR SHIPPING AND STORING PAPER	Hungary	Utility	1436206	8/10/2005	9/5/2023
CONTAINER FOR SHIPPING AND STORING PAPER	Italy	Utility	1436206	8/10/2005	9/5/2023
CONTAINER FOR SHIPPING AND STORING PAPER	Austria	Utility	1436206	8/10/2005	9/5/2023
CONTAINER FOR SHIPPING AND STORING PAPER	Portugal	Utility	1436206	8/10/2005	9/5/2023
CONTAINER FOR SHIPPING AND STORING PAPER	Slovak Republic	Utility	1436206	8/10/2005	9/5/2023
CONTAINER FOR SHIPPING AND STORING PAPER	Sweden	Utility	1436206	8/10/2005	9/5/2023
CONTAINER FOR SHIPPING AND STORING PAPER	Switzerland	Utility	1436206	8/10/2005	9/5/2023
METHOD AND APPARATUS FOR DETERMINING OUT-OF-PLANE DEFECTS IN A PAPER SAMPLE	U.S.	Utility	6,947,150	9/20/2005	8/2/2023

Registered Owner: Design Packaging, Inc.

1

Title of Patent	Country	Type	Registration Number	Issue Date	Expiration Date
SELF-LOCKING BOX	U.S.	Utility	5350108	9/27/1994	10/14/2012
SELF-LOCKING BOX	U.S.	Utility	5507428	4/16/1996	1/27/2015

V.	Patent Applications

Registered Owner: Boise White Paper, L.L.C.

Title of Patent	Country	Type	Application Number	Date Filed
CONTAINER FOR SHIPPING AND STORING PAPER	Canada	Utility	2,501,246	9/5/2003
CONTAINER FOR SHIPPING AND STORING PAPER	Australia	Utility	2003268518	9/5/2003
CONTAINER FOR SHIPPING AND STORING PAPER	Japan	Utility	2004-543276	9/5/2003
CONTAINER FOR SHIPPING AND STORING PAPER	Brazil	Utility	P10306575.8	9/5/2003
LOW-OPACITY RELEASE PAPER, RELEASE-PAPER BACKING AND METHODS	Brazil	Utility	PI0506938-6	8/25/2005

Registered Owner: Boise Packaging & Newsprint, L.L.C.

Title of Patent	Country	Type	Application Number	Date Filed
METHODS AND APPARATUS FOR INDUSTRIAL WASTE RECOVERY	U.S.	Utility	12/367,101	020/6/2009
PORTION OF A BLANK FOR FORMING A CARTON	U.S.	Utility	29/388,589	3/30/2011

VI.	Trademarks

Registered Owner: Boise White Paper, L.L.C.

Mark	Country	Application No.	Registration No.	Registration Date	Expiration Date
ASPEN®	U.S.	77/276,002	3,430,557	5/20/2008	5/20/2018
ASPEN®	Canada	1,394,255	TMA751,279	10/27/2009	10/27/2024
ASPEN®	European Community	6752828	6752828	6/18/2009	3/17/2018
ASPEN®	Mexico	930237	1051885	7/31/2008	4/28/2018
BEWARE®	U.S.	78/447,193	3,184,482	12/12/2006	12/12/2016
BEWARE®	Australia	1036802	1036802	1/6/2005	1/6/2015
BEWARE®	Canada	1,242,804	729,370	11/25/2008	11/25/2023
Beyond What's Expected. ®	U.S.	77/276,914	3,519,155	10/21/2008	10/21/2018
BOISE PAPER CHAIN®	U.S.	77/632,478	3,986,169	6/28/2011	6/28/2021
BOISE POLARIS®	U.S.	77839209	3,917,823	2/8/2011	2/28/2021
BUNDLE®	U.S.	76/683,245	3,429,175	5/20/2008	5/20/2018
BUNDLE®	Canada	1,394,257	TMA751,725	10/30/2009	10/30/2024
BUNDLE (Design) ™	U.S.	76/683,247	3,429,177	5/20/2008	5/20/2018
CHECKPROTECT®	Canada	1,241,376	660,926	3/17/2006	3/17/2021
CHECKPROTECT®	Hong Kong	300341586	300341586	12/21/2004	12/21/2014
CHECKPROTECT AND DESIGN®	Canada	1,276,913	690,473	6/21/2007	6/21/2022
CHECKPROTECT AND DESIGN®	Hong Kong	300507005	300507005	10/6/2005	10/5/2015
CHECKPROTECT AND DESIGN®	U.S.	76/648,999	3,254,435	6/26/2007	6/26/2017
DAKOTA DIGITAL BOOK®	U.S.	76/486,005	2,797,246	1/30/2003	12/23/2013
DIVERSE EARTH®/DE	U.S.	85/189,800	3,989,813	7/5/2011	7/5/2021
ECOOGR®	U.S.	77/632,512	3,647,380	6/30/2009	6/30/2019
FIREWORX® and Design®	U.S.	77/156,680	3,570,428	2/3/2009	2/3/2019
FLEXOFOLD®	U.S.	75/241,117	2,265,356	7/27/1999	7/27/2019
HD:P Design™	U.S.	85/260,052	4,041,354	10/18/2011	10/18/2021

2

MANY NEEDS. ONE PAPER. PROVEN RESULTS.®	U.S.	77/632,504	3,647,379	6/30/2009	6/30/2019
PAPER ON THE GO®	U.S.	76/683,246	3,429,176	5/20/2008	5/20/2018
SPLOX®	Argentina	2517030	2064136	1/27/2006	1/27/2016
SPLOX®	Australia	954452	954452	5/19/2003	5/19/2013
SPLOX®	Brazil	826452035	826452035	9/11/2007	9/11/2017
SPLOX®	Canada	1,177,358	678,500	12/18/2006	2/18/2021
SPLOX®	European Community	3,176,501	3,176,501	9/6/2004	5/20/2013
SPLOX®	Mexico	610853	803313	8/11/2003	7/18/2013
SPLOX®	New Zealand	679264	679264	1/23/2003	1/23/2020
SPLOX®	U.S.	78/206,517	2,909,191	12/7/2004	12/7/2014
SPLOX DESIGN®	U.S.	76/683,375	3,510,406	10/7/2008	10/7/2018
SPLOX DESIGN®	Canada	1,394,664	TMA759,149	2/10/2010	2/10/2025
SPLOX DESIGN®	Mexico	930247	1054956	8/22/2008	4/28/2018
SPLOX SPEED LOADING BOX®	U.S.	76/676,637	3,443,400	6/10/2008	6/10/2018
SUMMIT®	U.S.	73/235,118	1,159,974	7/7/1981	7/7/2011
SUMMIT®	U.S.	72/140,535	740,924	11/20/1962	11/20/2012
THE BRIGHT STAR IN PAPER™	U.S.	85/260,138	4,041,356	10/18/2011	10/18/2021
TIMBERLINE BOND®	U.S.	74/229,776	1,802,697	11/2/1993	11/2/2013
TONER GRIP®	U.S.	75/257,071	2,135,927	2/10/1998	2/10/2018
VALUESAFETY®	Canada	1,264,445	TMA672,579	9/13/2006	9/13/2021
VALUESAFETY®	U.S.	76/627,760	3,044,175	1/17/2006	1/17/2016
WHERE PAPER MEETS PURPOSE®	U.S.	85/189,778,	3,989,811	7/5/2011	7/5/2021
WYOMING BOOK®	Canada	1,097,747	584,361	6/27/2003	6/27/2018
X-9®	U.S.	76/683,248	3,510,405	10/7/2008	10/7/2018
X-9®	Canada	1,394,256	TMA751,278	10/27/2009	10/27/2024
X-9®	Mexico	929452	1067363	10/20/2008	Registered
X-9000®	Canada	1,149,729	TMA609,400	5/5/2004	5/5/2019
XMP®	U.S.	76/683,506	3,510,408	10/7/2008	10/7/2018
XMP®	Canada	1,394,283	TMA749,322	10/2/2009	10/2/2024

Registered Owner: Boise Packaging & Newsprint, L.L.C.

Mark	Country	Application No.	Registration No.	Registration Date	Expiration Date
N/A

Registered Owner: Design Packaging, Inc.

Mark	Country	Application No.	Registration No.	Registration Date	Expiration Date
ECOLOCK BY WHY WRAP? ECOLOGY ECONOMY	U.S.	74597861	2691225	2/25/1993	2/25/2013
WHY WRAP	U.S.	74311058	1784095	7/27/1993	7/27/2013

Registered Owner: Tharco Containers, Inc. (formerly known as Tharco Containers Colorado, Inc.)

Mark	Country	Application No.	Registration No.	Registration Date	Expiration Date
THARCO-DEPENDABILITY-QUALITY-SERVICE & Design	U.S.	74146302	1725543	10/20/1992	10/20/2012
T-LAM	U.S.	75075872	2062933	5/20/1997	5/20/2017
THARCO DEPENDABILITY QUALITY SERVICE & Design	Canada	0553744	324943	3/20/1987	3/20/2017
THARCO	Canada	0648225	380533	2/22/1991	2/22/2021
THARCO DEPENDABILITY QUALITY SERVICE & Design	Canada	0648242	387501	8/9/1991	8/9/2021

3

VII.	Trademark Applications

Registered Owner: Boise White Paper, L.L.C.

Mark	Country	Application No.	Filing Date
BOISE COMPEL™	U.S.	76/691,936	8/8/2008
BOISE INFORM™	U.S.	76/691,937	8/8/2008
DIVERSE EARTH™/DE	Canada	1531432	6/13/2011
WHERE PAPER MEETS PURPOSE™	Canada	1531433	6/13/2011

Common Law Marks - Owner: Boise White Paper, L.L.C.

Aerial Aqua™	FDL™	NOW NEWS™
An Environment for Good Ideas™	Firecracker Fuchsia™	Paper Takes You Places. ™
Banana Blast™	Flashing Ivory™	Paper with Pop™
Boise AvantEdge™	Flexogloss™	Pastel Popper Mix™
Boise Block™	Forms to press… Express™	Popper-Mint Green™
Boise C1S FLEXBAG™	Fountain of Gold™	Powder Pink™
Boise C1S FLEXPACK™	Garden Springs Green™	Pumpkin Glow™
Boise Forms Express™	Golden Glimmer™	Pyrotechnic Purple™
Boise Informer™	Great Ideas Deserve Great Paper™	Rat-A-Tat Tan™
Boise Paper Chain™	Great Paper. Smart Packaging Systems. ™	RECYCLING WITH ONE CUSTOMER AT A TIME™
Boomin Buff™	Great Products. Great People. Great Partner. ™	Roman Candle Red™
Bottle Rocket Blue™	HIBRITE™	Seeing is Believing™
Bristol Boom Mix™	Hot Pink Mimi™	Smoke Gray™
Cat Tail Copper™	Jammin' Salmon™	Spring Boom Mix™
Cherry Charge™	Lemon Zest™	St. Helen's Wet Laps™
	Lightning Lime™	Strike A Match Mix™
	LUM™	Tag-X™
	Luminous Lavender™	TNT Teal™
	Make a difference one ream at a time.™	Take Cover Mix™
Combustible Orange™	MP Brites™	THURSt™
Crackling Canary™	MP Colors™	Turbulent Turquoise™
Direct to press… for less™	MP Cover™	Boise Wallula Pulp™
Dynamite White™	NOW@BOISE™	We'll Stop at Nothing to Bring you Everything.™
EAGLE EYE™	NOW@BOISEPaper™	Working for You and the Environment™
Echo Orchid™	NOW@BOISEPaper Online Rewards™	Your Paper Says A Lot About You™
Emerald Thunder™	NOW CHOICE REWARDS™

Common Law Marks - Owner: Boise Packaging & Newsprint, L.L.C.

BZ™

4

VIII.	INTERNET DOMAIN NAMES:

Registered Owner: Boise White Paper, L.L.C.

bctruck.com
bctruck.info
boiseasia.cn
boiseasia.com
boiseaspen.com
boisebeware.com
boisechoices.com
boiseconvertingpapers.com
boisecorporation.com
boisecorporation.net
boiseecoogr.com
boisefireworx.com
boiseflexiblefood.com
boiseflexiblepackaging.com boisehdp.com boiseholidaycarton.com boiseinc.cn boiseinc.com boiseinc.eu boiseincasia.cn boiseincasia.com boisneincsucks.com boiseincsucks.net boiselabelrelease.com boisepaper.com	boiseofficerecycled.com boisepolaris.com boiseprintingpapers.com boisesplox.com boisesucks.com boisetruck.com boisex9.com boiz.co bzinc.us.com fdlcertified.com splox.com diverseearth.com upmraflatacsurveys.com

5

GUARANTEE AND COLLATERAL AGREEMENT

SCHEDULE IV

Commercial Tort Claims

NONE

1

GUARANTEE AND COLLATERAL AGREEMENT

SCHEDULE V

Timber to Be Cut

Legal Descriptions
PARCEL A:

The South half of Section 2 in Township 8 North, Range 32 East of the Willamette Meridian.

All of Section 3 in Township 8 North, Range 32 East of the Willamette Meridian; EXCEPTING therefrom the right of way of the Northern Pacific Railway Company.
All of Section 4;
All of Section 5;
All of Section 8; and
All of Section 9,
all in Township 8 North , Range 32 East of the Willamette Meridian; EXCEPTING therefrom the right of way of the Northern Pacific Railway Company.

All of Section 10 in Township 8 North, Range 32 East of the Willamette Meridian; EXCEPTING therefrom the right of way of the Northern Pacific Railway Company; also,

EXCEPTING therefrom the following described tract to wit: Beginning at the Southwest corner of the Northwest Quarter of Section 10 in Township 8 North, Range 32 East of the Willamette Meridian; and running thence North, along the West line of said Section 10, a distance of 51 rods; thence Easterly about 45½ rods to a point in the Westerly line of the right of way of the Northern Pacific Railway Company which point is 58½ rods Northeasterly, measured along said right of way line, from the point of its intersection with the South line of said Northwest Quarter; thence Southwesterly, along said right of way line, to the South line of said Northwest Quarter; thence West along said South line to the point of beginning.

ALSO EXCEPTING:
That portion of Section 10, Township 8 North, Range 32 East of the Willamette Meridian, Walla Walla County, Washington described as follows:

Beginning at the Southwest corner of said Section 10; thence North 00° 12' 44" East along the West line thereof, 2679.30 feet; thence South 89° 47' 16” East 416.65 feet to the Southeasterly line of the Northern Pacific Railway Company right of way and the true point of beginning; thence North 46° 44' 47" East along said right of way 881.52 feet; thence South 43° 15' 13" East 450.00 feet; thence South 51° 40' 06" West 1061.33 feet; thence North 51° 45' 13" West 345.87 feet to the Southeastern line of said railroad right of way at a point on a curve, the radial center of which bears South 51° 45' 13" East 1535.87 feet; thence Northeasterly along said curve and right of way, 227.85 feet through a central angle of 8° 30' 00" to the point of beginning.

All of Section 15 in Township 8 North, Range 32 East of the Willamette Meridian.

EXCEPT from all of the above that portion thereof lying within Slater Road.

EXCEPT for that portion designated on Exhibit B on which an office, shop and three mobile homes are located.

1

PARCEL B (DNR Lease Property):

All of Section 16, in Township 8 North, Range 32 East of Willamette Meridian.

EXCEPTING that portion thereof conveyed to Washington and Columbia River Railway Company by deed recorded in Volume 76 of Deeds Page 556.

A memorandum of said lease having been recorded June 22, 1982 under Auditor's File No. 8204525.

PARCEL A:

Township 8 NORTH, Range 31 EAST OF THE WILLAMETTE MERIDIAN.

All of Section 1;

The North Half and the Southeast Quarter of Section 2;

EXCEPTING that portion thereof lying within the Oregon-Washington Railroad & Navigation Company right-of-way.

That portion of Section 3 lying South and East of the easterly line of the right-of-way of the Oregon-Washington Railroad & Navigation Company.

EXCEPTING therefrom the following described tract, to wit:

Beginning at the Southeast corner of Section 3 in Township 8 North, Range 31 East of the Willamette Meridian, and running thence North 00° 19 '42" West, along the east line of said Section 3, a distance of 1,083.80 feet; thence South 89° 32' 18" West, 3,019.80 feet, more or less, to a point in the easterly right-of-way line of said Oregon-Washington Railroad & Navigation Company; thence South 34° 32' 33" West, along said easterly right-of-way line, 1,323.00 feet to a point in the South line of said Section 3; thence North 89°32'33" East, along said South line of Section 3, a distance of 3,775.85 feet, more or less, to the point of beginning.

All of Section 11 and 12.

Township 8 NORTH, Range 32 EAST OF THE WILLAMETTE MERIDIAN.

All of Section 6;

EXCEPTING therefrom the following described tract, to wit:

Beginning at the Northeast corner of said Section 6, thence South 00° 33' 02" West along the East line of said Section 6, a distance of 3,216.64 feet to the TRUE POINT OF BEGINNING; thence South 55° 29' 19" West a distance of 662.22 feet; thence South 39°01'34" West a distance of 1,619.19 feet; thence South 45° 26' 33" East a distance of 719.71 feet to a point on the South line of Section 6; thence South 88° 49' 32" East along said South line, a distance of 1,031.87 feet to the Southeast corner of said Section 6; thence North 00°33'02" East, along the East line of said Section 6, a distance of 2,159.30 feet to the said true point of beginning.

All of Section 7;

2

EXCEPTING, therefrom the following described tract, to wit:

Beginning at the Northeast corner of said Section 6; thence along the East line of said Section 6 South 00° 42' 40" East 2861.43 feet to the true point of beginning; thence continuing along said East line of Section South 00°42'40" East 355,29 feet; thence South 54° 13' 37" West 662.22 feet; thence South 37° 45' 52" West 1619.19 feet; thence South 46° 42' 15" East 719.71 feet; thence North 89° 54' 14" East 1031.88 feet to the Southeast corner of said Section 6; thence along the East line of said Section 7 South 00° 40' 05" West 33.58 feet; thence South 71° 49' 23" West 2482.55 feet; thence North 00° 24' 24" West 956.56 feet; thence North 88° 35' 27" East 175.77 feet; thence North 32° 57' 16" East, 1024.27 feet; thence North 35° 33' 28" West 292.99 feet; thence North 32° 56' 34" East 177.62 feet; thence North 32° 00' 34" East 360.02 feet; thence North 29° 20' 17" East 558.22 feet; thence North 23° 27' 11" East 329.42 feet; thence North 88°25'11" East 739.61 feet to the true point of beginning containing 60.00 acres more or less; and

EXCEPTING therefrom the following described tract, to wit:

Beginning at the Northeast corner of said Section 7, thence along the East line of said Section 7, South 00°40'05" West 488.44 feet to the true point of beginning; thence continuing along said East line of section South 00°40'05" West 1524.18 feet, thence South 89° 26' 52" West 1111.59 feet; thence North 00°35'12" West 1191.92 feet; thence North 73°16'44" East 1191.91 feet to the true point of beginning, containing 35.11 acres more or less.

Township 9 NORTH, Range 31 EAST OF THE WILLAMETTE MERIDIAN.

That portion of the Southeast Quarter of Section 24 lying South and East of the southerly line of the right-of-way of the Oregon-Washington Railroad & Navigation Company.

That portion of Section 25 lying South and East of the easterly line of the right-of-way of the Oregon-Washington Railroad & Navigation Company.

That portion of the Southeast Quarter of the Southeast Quarter of Section 26 lying South and East of the easterly line of the right-of-way of the Oregon-Washington Railroad & Navigation Company.

That portion of Section 35 lying South and East of the easterly line of the right-of-way of the Oregon-Washington Railroad & Navigation Company.

EXCEPTING that portion thereof lying within State Sign Route No. 124, formerly Secondary State Highway No. 3D; and

EXCEPTING therefrom the following described tract, to wit:

Beginning at the intersection of the northerly right-of-way of Secondary State Highway No. 3D (Sign Route No. 124) with the easterly right-of-way line of the Oregon-Washington Railroad & Navigation Company in the Southwest Quarter of said Section 35, and running thence northeasterly, along said easterly railroad right-of-way line, a distance of 2,000 feet; thence southeasterly, at right angles to said right-of-way line, a distance of 500 feet; thence South, parallel to the East line of the Southwest Quarter of said Section 35, a distance of 1,232.93 feet, more or less, to the northerly right-of-way line of said Secondary State Highway No. 3D; thence westerly along said highway right-of-way line to the point of beginning;

PARCEL B (DNR LEASE PROPERTY):

3

All of Section 36 in Township 9 North, Range 31 East of the Willamette Meridian;

EXCEPTING that portion lying within State Sign Route No. 124.

PARCEL C (CHRISTENSEN LEASE PROPERTY):

The Southwest Quarter of Section 2 in Township 8 North, Range 31 East of the Willamette Meridian.

4

Exhibit I to
Guarantee and Collateral Agreement

SUPPLEMENT NO. __ dated as of [  ] (this “Supplement”), to the Guarantee and Collateral Agreement dated as of November 4, 2011 (as amended, restated, supplemented or otherwise modified from time to time, the “Collateral Agreement”), among BZ Intermediate Holdings LLC, a Delaware limited liability company (“Holdings”), Boise Paper Holdings, L.L.C., a Delaware limited liability company (the “Borrower”), the other Subsidiary Loan Parties from time to time party thereto and JPMorgan Chase Bank, N.A. (“JPMCB”), as Administrative Agent.
A. Reference is made to the Credit Agreement dated as of November 4, 2011 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, the Borrower, the Lenders from time to time party thereto and JPMCB, as Administrative Agent.
B. Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to such terms in the Credit Agreement and the Collateral Agreement, as applicable.
C. The Guarantors and Grantors have entered into the Collateral Agreement in order to induce the Lenders and the Issuing Banks to make extensions of credit to the Borrower under the Credit Agreement. Section 7.13 of the Collateral Agreement provides that additional Subsidiaries may become Subsidiary Loan Parties under the Collateral Agreement by the execution and delivery of an instrument in the form of this Supplement. The undersigned Subsidiary (the “New Subsidiary”) is executing this Supplement in accordance with the requirements of the Credit Agreement to become a Subsidiary Loan Party under the Collateral Agreement in order to induce the Lenders and the Issuing Banks to make additional extensions of credit under the Credit Agreement and as consideration for such extensions of credit previously made.
Accordingly, the Administrative Agent and the New Subsidiary agree as follows:
SECTION 1. In accordance with Section 7.13 of the Collateral Agreement, the New Subsidiary by its signature below becomes a Subsidiary Loan Party, a Guarantor and a Grantor under the Collateral Agreement with the same force and effect as if originally named therein as such, and the New Subsidiary hereby (a) agrees to all the terms and provisions of the Collateral Agreement applicable to it in such capacities and (b) represents and warrants that the representations and warranties made by it in such capacities thereunder are true and correct on and as of the date hereof. In furtherance of the foregoing, the New Subsidiary, as security for the payment or performance, as the case may be, in full of the Secured Obligations, does hereby grant to the Administrative Agent, its successors and assigns, for the benefit of the Secured Parties, a security interest in all of the New Subsidiary's right, title and interest in, to and under the Collateral of the

New Subsidiary. Each reference to a “Loan Party,” “Subsidiary Loan Party,” “Guarantor” or “Grantor” in the Collateral Agreement shall be deemed to include the New Subsidiary. The Collateral Agreement is hereby incorporated herein by reference.
SECTION 2. The New Subsidiary represents and warrants to the Administrative Agent and the other Secured Parties that this Supplement has been duly executed and delivered by it and constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors' rights generally and to general principles of equity, regardless of whether considered in a proceeding in equity or at law.
SECTION 3. This Supplement may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. This Supplement shall become effective when a counterpart hereof executed on behalf of the New Subsidiary shall have been delivered to the Administrative Agent and a counterpart hereof shall have been executed on behalf of the Administrative Agent. Delivery of an executed counterpart of a signature page of this Supplement by facsimile or other electronic imaging shall be effective as delivery of a manually executed counterpart of this Supplement.
SECTION 4. The New Subsidiary hereby represents and warrants that (a) Schedule I sets forth, as of the date hereof, the true and correct legal name of the New Subsidiary, its jurisdiction of organization and the location of its chief executive office, (b) Schedule II sets forth, as of the date hereof, a true and complete list of (i) all the Pledged Equity Interests owned by the New Subsidiary and (with regard only to Pledged Equity Interests in any Subsidiary) the percentage of the issued and outstanding units of each class of the Equity Interests of the issuer thereof represented by the Pledged Equity Interests owned by the New Subsidiary and (ii) all the Pledged Debt Securities owned by the New Subsidiary (other than promissory notes and other evidences of Indebtedness in a principal amount of less than $100,000 in respect of Indebtedness among Holdings and the Subsidiaries and $2,000,000 in respect of Indebtedness owed by third parties) and (c) Schedule III sets forth, as of the date hereof, a true and complete list of (i) all Copyrights that have been registered with the United States Copyright Office and that are owned by the New Subsidiary, (ii) all exclusive Copyright Licenses under which the New Subsidiary is a licensee, (iii) all Patents that have been granted by the United States Patent and Trademark Office and that are owned by the New Subsidiary and (iv) all Trademarks that have been registered with the United States Patent and Trademark Office and Trademarks for which United States registration applications are pending and that, in each case, are owned by the New Subsidiary, in each case specifying the name of the registered owner, title, type or mark, registration or application number, expiration date (if already registered) or filing date, a brief description thereof and, if applicable, the licensee and licensor, (d) Schedule IV sets forth, as of the date hereof, each Commercial Tort Claim in respect of which a complaint or counterclaim has been filed by the New Subsidiary seeking damages in an reasonably estimated to exceed $250,000, including a summary description of such claim, (e) Schedule V sets forth, as of the date hereof, each

Letter of Credit Right with respect to a letter of credit with an undrawn face amount of more than $2,000,000 individually that is not a Supporting Obligation with respect to any of the Collateral and that is owned by the New Subsidiary and (f) Schedule VI sets forth, as of the date hereof, the description of any real property on which any timber to be cut is located.
SECTION 5. Except as expressly supplemented hereby, the Collateral Agreement shall remain in full force and effect.
SECTION 6. This Supplement shall be construed in accordance with and governed by the law of the State of New York.
SECTION 7. Any provision of this Supplement held to be invalid, illegal or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity, illegality or unenforceability without affecting the validity, legality and enforceability of the remaining provisions hereof; and the invalidity of a particular provision in a particular jurisdiction shall not invalidate such provision in any other jurisdiction.
SECTION 8. All communications and notices hereunder shall be in writing and given as provided in Section 7.01 of the Collateral Agreement.
SECTION 9. The New Subsidiary agrees to reimburse the Administrative Agent in accordance with the terms of Section 7.03(a) of the Collateral Agreement for its reasonable out-of-pocket expenses, including the reasonable fees, charges and disbursements of counsel, incurred by it in connection with this Supplement, including the preparation, execution and delivery thereof.

[Signature Pages Follow]

IN WITNESS WHEREOF, the New Subsidiary and the Administrative Agent have duly executed this Supplement as of the day and year first above written.

[NAME OF NEW SUBSIDIARY],

by
Name:
Title:

JPMORGAN CHASE BANK, N.A., as Administrative Agent,

by
Name:
Title:

SCHEDULE I

Name	Jurisdiction of Organization	Chief Executive Office

SCHEDULE II
Pledged Equity Interests

Loan Party	Issuer	Certificate Number	Number and Class of Equity Interests	Percentage of Equity Interests

Pledged Debt Securities

Loan Party	Creditor	Debtor	Type	Amount

SCHEDULE III
Intellectual Property

SCHEDULE IV
Commercial Tort Claims

SCHEDULE V
Letter of Credit Rights

SCHEDULE VI
Timber to be Cut

Exhibit II to
Guarantee and Collateral Agreement

[FORM OF] PATENT AND TRADEMARK SECURITY AGREEMENT dated as of [ ] (this “Agreement”), among BZ Intermediate Holdings LLC, a Delaware limited liability company (“Holdings”), Boise Paper Holdings, L.L.C., a Delaware limited liability company (the “Borrower”), the other Subsidiary Loan Parties from time to time party hereto and JPMorgan Chase Bank, N.A. (“JPMCB”), as Administrative Agent.
Reference is made to (a) the Credit Agreement dated as of November 4, 2011 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, the Borrower, the Lenders from time to time party thereto and JPMCB, as Administrative Agent, and (b) the Guarantee and Collateral Agreement dated as of November 4, 2011 (as amended, restated, supplemented or otherwise modified from time to time, the “Collateral Agreement”), among Holdings, the Borrower, the other Subsidiary Loan Parties from time to time party thereto and JPMCB, as Administrative Agent. The Lenders and the Issuing Banks have agreed to extend credit to the Borrower subject to the terms and conditions set forth in the Credit Agreement. The obligations of the Lenders and the Issuing Banks to extend such credit are conditioned upon, among other things, the execution and delivery of this Agreement. Holdings and the Subsidiary Loan Parties party hereto (other than the Borrower) are Affiliates of the Borrower, will derive substantial benefits from the extension of credit to the Borrower pursuant to the Credit Agreement and are willing to execute and deliver this Agreement in order to induce the Lenders and the Issuing Banks to extend such credit. Accordingly, the parties hereto agree as follows:
SECTION 1. Terms. Each capitalized term used but not otherwise defined herein shall have the meaning specified in the Credit Agreement or the Collateral Agreement, as applicable. The rules of construction specified in Section 1.03 of the Credit Agreement also apply to this Agreement, mutatis mutandis.
SECTION 2. Grant of Security Interest. As security for the payment or performance, as the case may be, in full of the Secured Obligations, each Grantor pursuant to the Collateral Agreement did, and hereby does, grant to the Administrative Agent, its successors and assigns, for the benefit of the Secured Parties, a security interest in all of such Grantor's right, title and interest in, to and under any and all of the following assets now owned or at any time hereafter acquired by such Grantor or in, to or under which such Grantor now has or at any time hereafter may acquire any right, title or interest (collectively, the “Patent and Trademark Collateral”):
(a)(i) all letters patent of the United States of America or the equivalent thereof in any other country, all registrations thereof, and all applications for letters patent of the United States of America or the equivalent thereof in any other country, including registrations and pending applications in the United States Patent and Trademark Office or any similar office in any other country, including, in the case of any Grantor, any of the foregoing set forth next to its name on Schedule I hereto, and (ii) all reissues, continuations, divisions, continuations-in-part, renewals or extensions thereof, and the inventions disclosed or claimed therein, including the right to make, use and/or sell the inventions disclosed or claimed therein; and
(b)(i) all trademarks, service marks, trade names, corporate names, company names, business names, fictitious business names, trade styles, trade dress, logos, other source or business identifiers, designs and general intangibles of like nature, all registrations thereof, and all registration applications filed in connection therewith, including registrations and registration applications in the United States Patent and Trademark Office or any similar offices in any State of the United States of America or any other country or any political subdivision thereof, and all extensions or renewals thereof, including, in the case of any Grantor, any of the foregoing set forth next to its name on Schedule II hereto and, (ii) all goodwill associated therewith or symbolized thereby, including any rights or interests that reflect or embody such goodwill.
SECTION 3. Collateral Agreement. The security interests granted to the Administrative Agent herein are granted in furtherance, and not in limitation of, the security interests granted to the Administrative Agent pursuant to the Collateral Agreement. Each Grantor hereby acknowledges and affirms that the rights and remedies of the Administrative Agent with respect to the Patent and Trademark Collateral are more fully set forth in the Collateral Agreement, the terms and provisions of which are hereby incorporated herein by reference as if fully set forth herein. In the event of any conflict between the terms of this Agreement and the Collateral Agreement, the terms of the Collateral Agreement shall govern.
SECTION 4. Counterparts. This Agreement may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Delivery of an executed counterpart of a signature page of this Agreement by facsimile or other electronic imaging shall be effective as delivery of a manually executed counterpart of this Agreement.

[Signature Pages Follow]

IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the day and year first above written.

BZ INTERMEDIATE HOLDINGS LLC,

by
Name:
Title:

BOISE PAPER HOLDINGS, L.L.C.,

by
Name:
Title:

[NAME OF GRANTOR],

by
Name:
Title:

JPMORGAN CHASE BANK, N.A., as Administrative Agent,

by
Name:
Title:

SCHEDULE I
Patents Owned by [Name of Grantor]1
U.S. Patent Registrations2

Type	Registration No.	Expiration Date

U.S. Published Patent Applications3

Type	Application No.	Filing Date

Non-U.S. Patent Registrations4

Country	Type	Registration No.	Expiration Date

Non-U.S.Published Patent Applications5

Country	Type	Application No.	Filing Date

____________________
1 Make a separate page of Schedule III for each Grantor and state if no Patents are owned.
2 List in numerical order by Registration No.
3 List in numerical order by Application No.
4 List in alphabetical order by country and numerical order by Registration No. within each country.
5 List in alphabetical order by country and numerical order by Application No. within each country.

Exhibit III to
Guarantee and Collateral Agreement

SCHEDULE II
Trademarks Owned by [Name of Grantor]21
U.S. Trademark Registrations22

Mark	Registration No.	Expiration Date

U.S. Trademark Applications

Mark	Application No.	Filing Date

Non-U.S. Trademark Registrations23

Country	Mark	Registration No.	Expiration Date

Non-U.S. Trademark Applications24

Country	Mark	Application No.	Filing Date

____________________
21 Make a separate page of Schedule III for each Grantor and state if no Trademarks are owned.
22 List in numerical order by Registration No.
23 List in alphabetical order by country and numerical order by Registration No. within each country.
24 List in alphabetical order by country and numerical order by Application No.

[FORM OF] COPYRIGHT SECURITY AGREEMENT dated as of [ ] (this “Agreement”), among BZ Intermediate Holdings LLC, a Delaware limited liability company (“Holdings”), Boise Paper Holdings, L.L.C., a Delaware limited liability company (the “Borrower”), the other Subsidiary Loan Parties from time to time party hereto and JPMorgan Chase Bank, N.A. (“JPMCB”), as Administrative Agent.
Reference is made to (a) the Credit Agreement dated as of November 4, 2011 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, the Borrower, the Lenders from time to time party thereto and JPMCB, as Administrative Agent, and (b) the Guarantee and Collateral Agreement dated as of November 4, 2011 (as amended, restated, supplemented or otherwise modified from time to time, the “Collateral Agreement”), among Holdings, the Borrower, the other Subsidiary Loan Parties from time to time party thereto and JPMCB, as Administrative Agent. The Lenders and the Issuing Banks have agreed to extend credit to the Borrower subject to the terms and conditions set forth in the Credit Agreement. The obligations of the Lenders and the Issuing Banks to extend such credit are conditioned upon, among other things, the execution and delivery of this Agreement. Holdings and the Subsidiary Loan Parties party hereto (other than the Borrower) are Affiliates of the Borrower, will derive substantial benefits from the extension of credit to the Borrower pursuant to the Credit Agreement and are willing to execute and deliver this Agreement in order to induce the Lenders and the Issuing Banks to extend such credit. Accordingly, the parties hereto agree as follows:
SECTION 1. Terms. Each capitalized term used but not otherwise defined herein shall have the meaning specified in the Credit Agreement or the Collateral Agreement, as applicable. The rules of construction specified in Section 1.03 of the Credit Agreement also apply to this Agreement, mutatis mutandis.
SECTION 2. Grant of Security Interest. As security for the payment or performance, as the case may be, in full of the Secured Obligations, each Grantor pursuant to the Collateral Agreement did, and hereby does, grant to the Administrative Agent, its successors and assigns, for the benefit of the Secured Parties, a security interest in all of such Grantor's right, title and interest in, to and under any and all of the following assets now owned or at any time hereafter acquired by such Grantor or in, to or under which such Grantor now has or at any time hereafter may acquire any right, title or interest (collectively, the “Copyright Collateral”):
(a)(i) all copyright rights in any work subject to the copyright laws of the United States of America or any other country, whether as author, assignee, transferee or otherwise, and (ii) all registrations thereof, and all registration applications filed in connection therewith, including registrations and applications in the United States Copyright Office or any similar office in any other country, including, in the case of any Grantor, any of the foregoing set forth next to its name on Schedule I hereto; and

(b)all exclusive Copyright Licenses under which any Grantor is a licensee, including, in the case of any Grantor, any of the foregoing set forth next to its name on Schedule I hereto.
SECTION 3. Collateral Agreement. The security interests granted to the Administrative Agent herein are granted in furtherance, and not in limitation of, the security interests granted to the Administrative Agent pursuant to the Collateral Agreement. Each Grantor hereby acknowledges and affirms that the rights and remedies of the Administrative Agent with respect to the Copyright Collateral are more fully set forth in the Collateral Agreement, the terms and provisions of which are hereby incorporated herein by reference as if fully set forth herein. In the event of any conflict between the terms of this Agreement and the Collateral Agreement, the terms of the Collateral Agreement shall govern.
SECTION 4. Counterparts. This Agreement may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Delivery of an executed counterpart of a signature page of this Agreement by facsimile or other electronic imaging shall be effective as delivery of a manually executed counterpart of this Agreement.
[Signature Pages Follow]

IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the day and year first above written.

BZ INTERMEDIATE HOLDINGS LLC,

by
Name:
Title:

BOISE PAPER HOLDINGS, L.L.C.,

by
Name:
Title:

[NAME OF GRANTOR],

by
Name:
Title:

JPMORGAN CHASE BANK, N.A., as Administrative Agent,

by
Name:
Title:

SCHEDULE I

Copyrights

Registered Owner	Title	Copyright Number	Expiration Date

Copyright Applications

Registered Owner	Title	Application Number	Filing Date

Exclusive Copyright Licenses

Licensee	Licensor	Title	Registration No. (if identified on applicable agreement)	Expiration Date (if registration number is identified in the applicable agreement)

SUPPLEMENT NO. 1 dated as of November 30, 2011 (this “Supplement”), to the Guarantee and Collateral Agreement dated as of November 4, 2011 (as amended, restated, supplemented or otherwise modified from time to time, the “Collateral Agreement”), among BZ Intermediate Holdings LLC, a Delaware limited liability company (“Holdings”), Boise Paper Holdings, L.L.C., a Delaware limited liability company (the “Borrower”), the other Subsidiary Loan Parties from time to time party thereto and JPMorgan Chase Bank, N.A. (“JPMCB”), as Administrative Agent.
A. Reference is made to the Credit Agreement dated as of November 4, 2011 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, the Borrower, the Lenders from time to time party thereto and JPMCB, as Administrative Agent.
B. Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to such terms in the Credit Agreement and the Collateral Agreement, as applicable.
C. The Guarantors and Grantors have entered into the Collateral Agreement in order to induce the Lenders and the Issuing Banks to make extensions of credit to the Borrower under the Credit Agreement. Section 7.13 of the Collateral Agreement provides that additional Subsidiaries may become Subsidiary Loan Parties under the Collateral Agreement by the execution and delivery of an instrument in the form of this Supplement. The undersigned Subsidiary (the “New Subsidiary”) is executing this Supplement in accordance with the requirements of the Credit Agreement to become a Subsidiary Loan Party under the Collateral Agreement in order to induce the Lenders and the Issuing Banks to make additional extensions of credit under the Credit Agreement and as consideration for such extensions of credit previously made.
Accordingly, the Administrative Agent and the New Subsidiary agree as follows:
SECTION 1. In accordance with Section 7.13 of the Collateral Agreement, the New Subsidiary by its signature below becomes a Subsidiary Loan Party, a Guarantor and a Grantor under the Collateral Agreement with the same force and effect as if originally named therein as such, and the New Subsidiary hereby (a) agrees to all the terms and provisions of the Collateral Agreement applicable to it in such capacities and (b) represents and warrants that the representations and warranties made by it in such capacities thereunder are true and correct on and as of the date hereof. In furtherance of the foregoing, the New Subsidiary, as security for the payment or performance, as the case may be, in full of the Secured Obligations, does hereby grant to the Administrative Agent, its successors and assigns, for the benefit of the Secured Parties, a security interest in all of the New Subsidiary's right, title and interest in, to and under the Collateral (as defined in the Collateral Agreement) of the New Subsidiary and including, in any event, the shares of capital stock and other Equity Interests identified on Schedule II hereto. Each reference to a “Loan Party,” “Subsidiary Loan Party,” “Guarantor” or “Grantor” in the Collateral Agreement shall be deemed to include the New Subsidiary. The Collateral Agreement is hereby incorporated herein by reference.
SECTION 2. The New Subsidiary represents and warrants to the Administrative Agent and the other Secured Parties that this Supplement has been duly executed and delivered by it and constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors' rights generally and to general principles of equity, regardless of whether considered in a proceeding in equity or at law.
SECTION 3. This Supplement may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. This Supplement shall become effective when a counterpart hereof executed on behalf of the New Subsidiary shall have been delivered to the Administrative Agent and a counterpart hereof shall have been executed on behalf of the Administrative Agent. Delivery of an executed counterpart of a signature page of this Supplement by facsimile or other electronic imaging shall be effective as delivery of a manually executed counterpart of this Supplement.
SECTION 4. The New Subsidiary hereby represents and warrants that (a) Schedule I sets forth, as of the date hereof, the true and correct legal name of the New Subsidiary, its jurisdiction of organization and the location of its chief executive office, (b) Schedule II sets forth, as of the date hereof, a true and complete list of (i) all the Pledged Equity Interests owned by the New Subsidiary and (with regard only to Pledged Equity Interests in any Subsidiary) the percentage of the issued and outstanding units of each class of the Equity Interests of the issuer thereof represented by the Pledged Equity Interests owned by the New Subsidiary and (ii) all the Pledged Debt Securities owned by the New Subsidiary (other than promissory notes and other evidences of Indebtedness in a principal amount of less than $100,000 in respect of Indebtedness among Holdings and the Subsidiaries and $2,000,000 in respect of Indebtedness owed by third parties) and (c) Schedule III sets forth, as of the date hereof, a true and complete list of (i) all Copyrights that have been registered with the United States Copyright Office and that are owned by the New Subsidiary, (ii) all exclusive Copyright Licenses under which the New Subsidiary is a licensee, (iii) all Patents that have been granted by the United States Patent and Trademark Office and that are owned by the New Subsidiary and (iv) all Trademarks that have been registered with the United States Patent and Trademark Office and Trademarks for which United States registration applications are pending and that, in each case, are owned by the New Subsidiary, in each case specifying the name of the registered owner, title, type or mark, registration or application number, expiration date (if already registered) or filing date, a brief description thereof and, if applicable, the licensee and licensor, (d) Schedule IV sets forth, as of the date hereof, each Commercial Tort Claim in respect of which a complaint or counterclaim has been filed by the New Subsidiary seeking damages in an reasonably estimated to exceed $250,000, including a summary description of such claim and (e) Schedule V sets forth, as of the date hereof, each Letter of Credit Right with respect to a letter of credit with an undrawn face amount of more than $2,000,000 individually that is not a Supporting Obligation with respect to any of the Collateral and that is owned by the New Subsidiary and (f) Schedule VI sets forth, as of the date hereof, the description of any real property on which any timber to be cut is located.
SECTION 5. Except as expressly supplemented hereby, the Collateral Agreement shall remain in full force and effect.
SECTION 6. This Supplement shall be construed in accordance with and governed by the law of the State of New York.
SECTION 7. Any provision of this Supplement held to be invalid, illegal or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity, illegality or unenforceability without affecting the validity, legality and enforceability of the remaining provisions hereof; and the invalidity of a particular provision in a particular jurisdiction shall not invalidate such provision in any other jurisdiction.
SECTION 8. All communications and notices hereunder shall be in writing and given as provided in Section 7.01 of the Collateral Agreement.
SECTION 9. The New Subsidiary agrees to reimburse the Administrative Agent in accordance with the terms of Section 7.03(a) of the Collateral Agreement for its reasonable out-of-pocket expenses, including the reasonable fees, charges and disbursements of counsel, incurred by it in connection with this Supplement, including the preparation, execution and delivery thereof.

[Signature Pages Follow]

IN WITNESS WHEREOF, the New Subsidiary and the Administrative Agent has duly executed this Supplement as of the day and year first above written.

BOISE PACKAGING HOLDINGS CORP.

by	/s/ SAMUEL K. COTTERELL
Name: Samuel K. Cotterell
Title: Sr. Vice President

JPMORGAN CHASE BANK, N.A., as Administrative Agent,

by	/s/ PETER S. PREDUN
Name: Peter S. Predun
Title: Executive Director

SCHEDULE I

General Information

Loan Party	Jurisdiction of Organization	Form of Organization	Organizational Identification Number (if any)	Federal Taxpayer Identification Number (if applicable)	Chief Executive Office Address (including county)
Boise Packaging Holdings Corp.	Delaware	Corporation	5056779	30-0702862	1111 W. Jefferson, Ste. 200 Boise ID 83702-5388 (Idaho - Ada County)

SCHEDULE II

Pledged Equity Interests

Loan Party	Issuer	Type of Organization	Number of Shares Owned	Total Shares Outstanding	Percentage of Interest Pledged	Certificate No. (if uncertificated, please indicate so)	Par Value
Boise Packaging Holdings Corp.	Hexacomb Canada Holdings Corp.	Nova Scotia Unlimited Liability Company	100	100	65%	3	N/A
Boise Packaging Holdings Corp.	Boise European Holdings 1 SARL	Société à responsabilité limitée	2	2	65%	Uncertificated	N/A

Pledged Debt Securities

None.

SCHEDULE III
Intellectual Property

None.

SCHEDULE IV
Commercial Tort Claims

None.

SCHEDULE V
Letter of Credit Rights
None.

SCHEDULE VI
Timber to be Cut

None.

SUPPLEMENT NO. 2 dated as of January 17, 2012 (this “Supplement”), to the Guarantee and Collateral Agreement dated as of November 4, 2011 (as amended, restated, supplemented or otherwise modified from time to time, the “Collateral Agreement”), among BZ Intermediate Holdings LLC, a Delaware limited liability company (“Holdings”), Boise Paper Holdings, L.L.C., a Delaware limited liability company (the “Borrower”), the other Subsidiary Loan Parties from time to time party thereto and JPMorgan Chase Bank, N.A. (“JPMCB”), as Administrative Agent.
A. Reference is made to the Credit Agreement dated as of November 4, 2011 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, the Borrower, the Lenders from time to time party thereto and JPMCB, as Administrative Agent.
B. Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to such terms in the Credit Agreement and the Collateral Agreement, as applicable.
C. The Guarantors and Grantors have entered into the Collateral Agreement in order to induce the Lenders and the Issuing Banks to make extensions of credit to the Borrower under the Credit Agreement. Section 7.13 of the Collateral Agreement provides that additional Subsidiaries may become Subsidiary Loan Parties under the Collateral Agreement by the execution and delivery of an instrument in the form of this Supplement. The undersigned Subsidiary (the “New Subsidiary”) is executing this Supplement in accordance with the requirements of the Credit Agreement to become a Subsidiary Loan Party under the Collateral Agreement in order to induce the Lenders and the Issuing Banks to make additional extensions of credit under the Credit Agreement and as consideration for such extensions of credit previously made.
Accordingly, the Administrative Agent and the New Subsidiary agree as follows:
SECTION 1. In accordance with Section 7.13 of the Collateral Agreement, the New Subsidiary by its signature below becomes a Subsidiary Loan Party, a Guarantor and a Grantor under the Collateral Agreement with the same force and effect as if originally named therein as such, and the New Subsidiary hereby (a) agrees to all the terms and provisions of the Collateral Agreement applicable to it in such capacities and (b) represents and warrants that the representations and warranties made by it in such capacities thereunder are true and correct on and as of the date hereof. In furtherance of the foregoing, the New Subsidiary, as security for the payment or performance, as the case may be, in full of the Secured Obligations, does hereby grant to the Administrative Agent, its successors and assigns, for the benefit of the Secured Parties, a security interest in all of the New Subsidiary's right, title and interest in, to and under the Collateral (as defined in the Collateral Agreement) of the New Subsidiary and including, in any event, the shares of capital stock and other Equity Interests identified on Schedule II hereto. Each reference to a “Loan Party,” “Subsidiary Loan Party,” “Guarantor” or “Grantor” in the Collateral Agreement shall be deemed to include the New Subsidiary. The Collateral Agreement is hereby incorporated herein by reference.
SECTION 2. The New Subsidiary represents and warrants to the Administrative Agent and the other Secured Parties that this Supplement has been duly executed and delivered by it and constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors' rights generally and to general principles of equity, regardless of whether considered in a proceeding in equity or at law.
SECTION 3. This Supplement may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. This Supplement shall become effective when a counterpart hereof executed on behalf of the New Subsidiary shall have been delivered to the Administrative Agent and a counterpart hereof shall have been executed on behalf of the Administrative Agent. Delivery of an executed counterpart of a signature page of this Supplement by facsimile or other electronic imaging shall be effective as delivery of a manually executed counterpart of this Supplement.
SECTION 4. The New Subsidiary hereby represents and warrants that (a) Schedule I sets forth, as of the date hereof, the true and correct legal name of the New Subsidiary, its jurisdiction of organization and the location of its chief executive office, (b) Schedule II sets forth, as of the date hereof, a true and complete list of (i) all the Pledged Equity Interests owned by the New Subsidiary and (with regard only to Pledged Equity Interests in any Subsidiary) the percentage of the issued and outstanding units of each class of the Equity Interests of the issuer thereof represented by the Pledged Equity Interests owned by the New Subsidiary and (ii) all the Pledged Debt Securities owned by the New Subsidiary (other than promissory notes and other evidences of Indebtedness in a principal amount of less than $100,000 in respect of Indebtedness among Holdings and the Subsidiaries and $2,000,000 in respect of Indebtedness owed by third parties) and (c) Schedule III sets forth, as of the date hereof, a true and complete list of (i) all Copyrights that have been registered with the United States Copyright Office and that are owned by the New Subsidiary, (ii) all exclusive Copyright Licenses under which the New Subsidiary is a licensee, (iii) all Patents that have been granted by the United States Patent and Trademark Office and that are owned by the New Subsidiary and (iv) all Trademarks that have been registered with the United States Patent and Trademark Office and Trademarks for which United States registration applications are pending and that, in each case, are owned by the New Subsidiary, in each case specifying the name of the registered owner, title, type or mark, registration or application number, expiration date (if already registered) or filing date, a brief description thereof and, if applicable, the licensee and licensor, (d) Schedule IV sets forth, as of the date hereof, each Commercial Tort Claim in respect of which a complaint or counterclaim has been filed by the New Subsidiary seeking damages in an reasonably estimated to exceed $250,000, including a summary description of such claim and (e) Schedule V sets forth, as of the date hereof, each Letter of Credit Right with respect to a letter of credit with an undrawn face amount of more than $2,000,000 individually that is not a Supporting Obligation with respect to any of the Collateral and that is owned by the New Subsidiary and (f) Schedule VI sets forth, as of the date hereof, the description of any real property on which any timber to be cut is located.
SECTION 5. Except as expressly supplemented hereby, the Collateral Agreement shall remain in full force and effect.
SECTION 6. This Supplement shall be construed in accordance with and governed by the law of the State of New York.
SECTION 7. Any provision of this Supplement held to be invalid, illegal or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity, illegality or unenforceability without affecting the validity, legality and enforceability of the remaining provisions hereof; and the invalidity of a particular provision in a particular jurisdiction shall not invalidate such provision in any other jurisdiction.
SECTION 8. All communications and notices hereunder shall be in writing and given as provided in Section 7.01 of the Collateral Agreement.
SECTION 9. The New Subsidiary agrees to reimburse the Administrative Agent in accordance with the terms of Section 7.03(a) of the Collateral Agreement for its reasonable out-of-pocket expenses, including the reasonable fees, charges and disbursements of counsel, incurred by it in connection with this Supplement, including the preparation, execution and delivery thereof.

[Signature Pages Follow]

IN WITNESS WHEREOF, the New Subsidiary and the Administrative Agent has duly executed this Supplement as of the day and year first above written.

HEXACOMB CORPORATION

by	/s/ BERNADETTE MADARIETA
Name: Bernadette Madarieta
Title: Vice President and Controller

JPMORGAN CHASE BANK, N.A., as Administrative Agent,

by	/s/ PETER S. PREDUN
Name: Peter S. Predun
Title: Executive Director

SCHEDULE I

General Information

Loan Party	Jurisdiction of Organization	Form of Organization	Organizational Identification Number (if any)	Federal Taxpayer Identification Number (if applicable)	Chief Executive Office Address (including county)
Hexacomb Corporation	Illinois	Corporation	Illinois reg #55102406	EIN# 36-3670407	1111 West Jefferson Street, Suite 200 Boise, Ada County, ID 83702

SCHEDULE II

Pledged Equity Interests

None.

Pledged Debt Securities

None.

SCHEDULE III
Intellectual Property
Trademarks

Trademark	Country	App. No.	Filing Date	Reg. No.
FALCONBOARD*	CTM	8328361	5/28/2009	8328361
FALCON BOARD*	US	77/725860	4/30/2009	3911723
H & Design	Mexico	184303	11/26/1993	458861
H & Design	Mexico	184304	11/26/1993	458862
HEXABLOK	US	78/068820	6/13/2001	2673295
HEXACOMB	Australia	735004	5/22/1997	735004
HEXACOMB	China	9700111288	10/21/1997	1272972
HEXACOMB	CTM	309823	6/7/1996	309823
HEXACOMB	Hong Kong	9707692	6/10/1997	199904155
HEXACOMB	India	761437	5/19/1997	761437
HEXACOMB	Israel	97774	3/26/1995	97774
HEXACOMB(*)	Malaysia	97/09482	7/1 2/1 997
HEXACOMB	Mexico	184305	11/26/1993	457726
HEXACOMB	Mexico	184306	11/26/1993	457727
HEXACOMB	Poland	Z-161783	7/4/1996	111504
HEXACOMB	US	73/538608	5/20/1985	1371312
HEXACOMB	US	73/538617	5/20/1985	1371313
HEXACOMB	US	76/408336	5/16/2002	2779130
HEXACOMB	US	76/409031	5/16/2002	2700086
HEXACOMB (and design)	CTM	309849	6/27/1996	309849
HEXACOMB (and design)	Japan	05-119644	11/30/1993	3268114
HEXACOMB (and design)	Japan	05-119645	11/30/1993	3264785
HEXACOMB BILLBOARD*	US	85/160671	10/25/2010
MISCELLANEOUS DESIGN	US	72/262984	1/20/1967	865595
VERTICEL	US	71/676430	11/10/1954	617339
CUSHION-COMB	US	74/539763	6/20/1994	2042217
Bee-Board	European Community	611256	3/17/2005	611256
Bee-Board	Austria	611256	3/17/2005	611256
Bee-Board	Benelux	611256	3/17/2005	611256
Bee-Board	Czech Republic	611256	3/17/2005	611256
Bee-Board	Denmark	611256	3/17/2005	611256
Bee-Board	France	611256	3/17/2005	611256
Bee-Board	Germany	611256	3/17/2005	611256
Bee-Board	Hungary	611256	3/17/2005	611256
Bee-Board	Italy	611256	3/17/2005	611256
Bee-Board	Poland	611256	3/17/2005	611256
Bee-Board	Slovakia	611256	3/17/2005	611256
Bee-Board	Slovenia	611256	3/17/2005	611256
Bee-Board	Spain	611256	3/17/2005	611256
Bee-Board	Sweden	611256	3/17/2005	611256
Bee-Board	United Kingdom	611256	3/17/2005	611256
Slimguard	Spain	2724508	10/23/2003	2724508

Patents

Title	Country	Patent No.	Issue Date	First Named Inventor
Prestressed Honeycomb, Method and Apparatus therefor	Brazil	P19406661-2	5/26/1994	Robert E. Jaegers
Honeycomb Roll Spacer	Canada	2,153,225	7/4/1996	David F. Borgeois
Method and Apparatus for Manufacturing Articles Employing Folded Honeycomb Panels	U.S.	5,466,211	11/14/1995	Dale W. Komerek
Prestressed Honeycomb, Method and Apparatus therefor	U.S.	5,540,972	5/28/1993	Robert E. Jaegers
Honeycomb Roll Spacer*	U.S.	5,678,968	7/3/1995	David F. Borgeois
Method and Apparatus for Manufacturing Articles Employing Folded Honeycomb Panels	US(DIV)	5,683,781	11/4/1997	Dale W. Komerek
Prestressed Honeycomb, Method and Apparatus therefor	U.S.(CIP)	5,804,030	9/8/1998	Robert E. Jaegers
Prestressed Honeycomb, Method and Apparatus therefor	U.S.(CIP)	5,913,766	6/22/1999	Robert E. Jaegers
Honeycomb Protector with impact Resistant Corner	U.S.	5,950,835	9/14/1999	Paul Moser
Prestressed Honeycomb, Method and Apparatus therefor	U.S.	5,958,549	9/4/1998	Robert E. Jaegers
Honeycomb Protector with Self- Locking Panels	U.S.	6,007,469	12/29/1999	Robert E. Jaegers
Method and Apparatus for Manufacturing Articles Employing Folded Honeycomb Panels	US(CON)	6,007,470	12/28/1999	Dale W. Komerek
Honeycomb Bag Pad	U.S.	6,033,167	3/7/2000	David F. Bourgeois
Separator for Sheets	EP-Germany	0929475	10/20/1999	Johannes Diderich
Separator for Sheets	EP-Germany	0790943	12/9/1998	Johannes Diderich
Method for Splitting Up a Honeycomb Panel, and a Separator Thus Obtained	EP-Germany	0919254	7/3/2002	Johannes Diderich
Separator for Plates	EP-Germany	1,075,435	11/5/2003	Johannes Diderich

Pending Patent Applications

Title	Country	Patent No.	Issue Date	First Named Inventor
AirFlow Pad*	U.S.	12/794,387	6/4/2010	Raymond A. Kowalski
Panel Structure with scored and Folded Facing*	U.S.	12/816,166	6/15/2010	James Lawrence French
Pallet Structure with protective Shell*	U.S.	12/826,070	6/29/2010	Robert E. Jaegers
Fire-Resistance print Board*	U.S.	12/873,767	9/1/2010	Scott D. Daniel
Formable Protector*	U.S.	12/907,962	10/19/2010	Johannes Diderich
Stackable Honeycomb bottle Holder with Exposed Content View	U.S.	61/482,481	5/4/2011	Robert E. Jaegers
Panel Structure with Scored and Folded Facing*	WIPO	PCT/US2010/ 059498	12/8/2010	James Lawrence French
Pallet Structure with Protective Shell*	WIPO	PCT/US2010/ 059539	12/8/2010	Robert E. Jaegers
*to be assigned from Pregis Innovative Packaging, Inc. to Hexacomb Corporation

SCHEDULE IV
Commercial Tort Claims

None.

SCHEDULE V
Letter of Credit Rights
None.

SCHEDULE VI
Timber to be Cut

None.